United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated Hermes World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/20

Date of Reporting Period: 11/30/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2020

Share Class | Ticker	A | IHIAX	C | IHICX	Institutional | EMDIX

Federated Hermes Emerging Market Debt Fund
(formerly, Federated Emerging Market Debt Fund)
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
(formerly, Federated World Investment Series, Inc.)
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2019 through November 30, 2020.
While Covid-19 continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2020, was 5.83% for the Class A Shares, 5.20% for Class C Shares and 6.21% for the Institutional Shares. The total return of the Fund’s Blended Index1 was 4.38% during the reporting period. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Markets Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged.2 The total return for the JPM-EMBIG, the Fund’s broad-based securities market index, was 5.96% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was 5.05% during the same period. The Fund’s and the MEMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
The most influential components affecting the Fund’s performance relative to the Blended Index were: (1) currency exposure (an allocation to non-U.S. dollar currencies)4 (2) asset allocation (i.e., corporate, sovereign and quasi-sovereign debt);5 and (3) security selection.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
Global markets during the reporting period can largely be characterized by one term that has become common to our lexicon: COVID-19. The initial outbreak of the COVID-19 pandemic and associated worldwide containment efforts led to a deep global slowdown of consumer spending and industrial activity. Unlike previous shocks, the pandemic detrimentally impacted consumer spending segments and severely disturbed established supply chains. At the same time, oil prices plummeted due to the combination of dramatic demand reductions and an untimely price war between Saudi Arabia and Russia. In response, central banks unleashed unprecedented infusions of liquidity in parallel with massive fiscal stimulus programs by national governments. This resulted in a cushioning of asset prices, an overall enhanced risk sentiment and an incipient recovery in economic activity. As the year progressed, oil prices witnessed a significant rebound as a result of hints to a resumption in economic interests as well as the coordination of supply cuts by reluctant global producers.
Annual Shareholder Report

Another cause for market uncertainty during the reporting period was the highly anticipated and politically-charged U.S. presidential campaign, with Americans casting their votes in early November. Despite the intense partisan landscape and strong debate surrounding the implications of large-scale mail-in voting, the results of the election translated into an electoral certainty in favor of former Vice President Joe Biden. With that being said, however, the “blue wave” expected by pollsters and pundits failed to materialize. Instead, the Democratic Party witnessed its majority in the House of Representatives significantly reduced, while Republicans attempted to maintain their majority in the U.S. Senate (subject to the results of two Senate run-off races scheduled for early January 2021). With a divided Congress, the base case scenario, the market’s eyes have now turned to the prospect of a compromise in Washington to provide further economic stimulus measures.
Hopes for a vaccine breakthrough, coupled with better medical treatments for the virus, served as positive drivers behind risk markets during the second half of the year. In mid-November, the news the world had been waiting for arrived, as a number of potential vaccine trials produced high levels of efficacy. Following such announcements, governments have focused on quickly providing required approvals for the vaccines and implementing their logistical objectives. As a result, the first doses of the vaccines were distributed in December 2020.
In addition, stimulus plans instituted across global economies provided momentum to global spending and buffered commodity prices. In addition to government stimulus programs, corporate balance sheets and corporate sales activity were in focus during the year. Sales recovered as consumers adapted to the new environment of social distancing and increased the use of online sales channels. Corporations, for the most part, took significant actions to preserve liquidity and strengthen their respective balance sheet positions. It should be noted that entering the crisis, companies benefited from far stronger balance sheets and funding sources compared to previous cycles. Furthermore, multinational organizations and development funds (e.g. International Monetary Fund (IMF)) were considerably proactive throughout the current situation.
Although not immune to the effects of the pandemic, Latin American countries took decisive remedial measures to help stimulate the region’s economies during the crisis. In Argentina and Ecuador, discussions with debtholders progressed and agreements were achieved with bondholders. Despite deals being reached in both countries, the economic trajectory in Ecuador seems more favorable compared to Argentina. The agreement in Argentina followed a very argumentative back-and-forth between bondholders and the Fernandez administration. Argentina’s environment was marred by high inflation, a large fiscal deficit and declining reserves. As a result, Argentina continued to discourage the prospects of foreign direct investments. Dialogues with the IMF continued for both countries. Additionally, countries
Annual Shareholder Report

including Brazil, Chile, Colombia and Peru have benefited from the tailwinds of a recovery in commodity prices following the rendering of stimulus in China. In particular, Chile was recently aided by a robust resurgence in copper prices due to a combination of greater demand from China and well-founded concerns surrounding potential supply shortages. Furthermore, Mexico experienced a sharp contraction exacerbated by the lack of any substantial government support. Mexico, however, did benefit to some degree as a result of its corporate sector’s heavy U.S. sales-based presence.
In the Europe, Middle East and Africa regions, economic data improved as the year progressed following the easing of lockdown measures and a resolution concerning the Russia-Saudi oil price war. The focal point of the pandemic and associated containment measures shifted away from China, with the country now being the largest contributor towards a global recovery. Across regions, high-frequency data such as retail sales, investment data and industrial output all continue to see improvement. These increases were largely expected and were the result of the large stimulus packages deployed by governments, as well as the presence of pent-up demand during the lockdowns. Central banks across the region also took a pause on the aggressive monetary easing that was very much front loaded at the onset of the pandemic. Although a strong easing bias is very much the order of the day, aggressive rate cutting and an expansion of bond-buying programs have largely been shelved. Regional central banks remain wary of currency weakness and the ensuing inflation pass-through effects from a weakening currency. On the fiscal front, governments have taken stock of the extraordinary measures already undertaken. Various countries have implemented supplementary budgets that have re-prioritized expenditures, raised new revenues, and increased borrowing plans. The IMF has also played a crucial role in stabilizing the external position of many countries, especially in the frontier space. The provision of Rapid Financing Instruments to several countries such as Ukraine, Egypt, Nigeria and South Africa have been key to stabilizing their reserves and external balance sheets.
currency
The Fund’s Blended Index had a 33% exposure to non-U.S. dollar currencies. During the reporting period, Fund management actively managed the fund’s local currency exposure between 10% and 30%. Changing the exposure several times during the reporting period contributed positively to performance on an absolute basis as well as relative to the Blended Index. Overweight and underweight allocations to the Brazilian real, Mexican peso and Russian ruble contributed positively to performance. A consistent long position in the Egyptian pound and an underweight position in the Turkish lira also contributed positively to Fund performance.
Annual Shareholder Report

asset allocation
Fund management actively allocated the Fund’s assets between corporate, sovereign and quasi-sovereign debt. During the reporting period, corporate and quasi-sovereign debt outperformed sovereign debt. Fund Management had more of the Fund’s assets allocated to corporate and quasi-sovereign debt relative to the Blended Index, which contributed positively to relative Fund performance.
Security Selection
With the onset of the COVID-19 pandemic, volatility increased and many securities experienced significant price movement. Fund management was early to recognize the market dislocation and the attractive value in some hard-hit securities. Fund management capitalized on the market condition and actively transacted in several affected securities. The strategy was successful as market conditions improved and prices stabilized.
1
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the indexes that comprise the Blended index.
3
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Emerging Market Debt Fund from November 30, 2010 to November 30, 2020, compared to a blend of indexes comprised of an equal weighting of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2020
■ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■ Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2020
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.11%	3.76%	3.44%
Class C Shares	4.20%	3.97%	3.14%
Institutional Shares[4]	6.21%	5.01%	4.14%
JPM-EMBIG	5.96%	6.14%	5.75%
MEMBFA[3]	5.05%	5.72%	4.74%
Blended Index	4.38%	6.09%	5.36%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund’s Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2020, the Fund’s issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
China	13.3%
Brazil	13.0%
Mexico	9.2%
Russia	8.1%
Turkey	6.8%
South Africa	5.4%
Saudi Arabia	4.2%
Egypt	3.7%
Ukraine	3.6%
United Arab Emirates	3.2%
Argentina	2.5%
Bahrain	2.1%
Nigeria	1.9%
Belarus	1.8%
Ghana	1.8%
Poland	1.4%
Angola	1.0%
Qatar	1.0%
Other[2]	13.9%
Cash Equivalents[3]	1.8%
Derivative Contracts[4]	0.2%
Other Assets and Liabilities—Net[5]	0.1%
TOTAL	100%
1
This table depicts the Fund’s exposure to various countries through its investment in foreign fixed-income securities, along with the Fund’s holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund’s Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer’s head office, the jurisdiction of the Issuer’s incorporation, the location of the principal trading market for the Issuer’s securities or the country from which a majority of the Issuer’s revenue is derived.
Annual Shareholder Report

2
For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund’s total net assets have been aggregated under the designation of “Other.”
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund’s foreign cash position.
4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5
Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2020
Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—53.1%
		Sovereign—53.1%
$200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.000%, 11/26/2029	$174,464
200,000		Angola, Government of, Sr. Unsecd. Note, REGS, 9.125%, 11/26/2049	171,340
205,503		Argentina, Government of, Sr. Unsecd. Note, 0.125%, 7/9/2030	80,557
521,997		Argentina, Government of, Sr. Unsecd. Note, 0.125%, 7/9/2035	184,004
550,000		Argentina, Government of, Sr. Unsecd. Note, 0.125%, 7/9/2041	201,025
50,000		Argentina, Government of, Sr. Unsecd. Note, 0.125%, 7/9/2046	17,900
173,180		Argentina, Government of, Unsecd. Note, 0.125%, 7/9/2030	64,511
22,899		Argentina, Government of, Unsecd. Note, 1.000%, 7/9/2029	9,217
200,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 1/26/2026	230,986
200,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 10/12/2028	228,982
200,000		Belarus, Government of, Sr. Unsecd. Note, 144A, 5.875%, 2/24/2026	200,707
BRL 4,300,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2021	840,355
9,900,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2025	2,141,557
$200,000		Cameroon, Government of, Sr. Unsecd. Note, 144A, 9.500%, 11/19/2025	217,380
CNY 3,000,000		China, Government of, Sr. Unsecd. Note, Series 1827, 3.250%, 11/22/2028	455,435
8,000,000		China, Government of, Series 1916, 3.120%, 12/5/2026	1,215,487
COP 850,000,000		Colombia, Government of, Sr. Unsecd. Note, Series B, 6.000%, 4/28/2028	251,571
$44,500		Ecuador, Government of, Sr. Secd. Note, 144A, 0.500%, 7/31/2030	28,057
29,024	[1]	Ecuador, Government of, Sr. Unsecd. Note, 144A, 0.000%, 7/31/2030	12,698
113,500		Ecuador, Government of, Sr. Unsecd. Note, 144A, 0.500%, 7/31/2040	55,558
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
EGP 3,100,000	[2]	Egypt Treasury Bill, Unsecd. Note, Series 364D, 13.201%, 5/4/2021	$187,252
$200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 5.250%, 10/6/2025	205,938
EUR 100,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 6.375%, 4/11/2031	122,079
$200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 7.052%, 1/15/2032	211,064
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 8.700%, 3/1/2049	218,979
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 8.875%, 5/29/2050	222,190
EGP 800,000	[2]	Egypt, Government of, Unsecd. Deb., Series 364D, 13.258%, 2/2/2021	49,895
$200,000		El Salvador, Government of, Sr. Unsecd. Note, REGS, 7.650%, 6/15/2035	175,400
200,000		Gabon, Government of, Sr. Secd. Note, 144A, 6.625%, 2/6/2031	196,278
200,000		Ghana, Government of, Sr. Unsecd. Note, REGS, 7.875%, 3/26/2027	209,700
200,000		Ghana, Government of, Unsecd. Note, REGS, 10.750%, 10/14/2030	258,614
IDR 400,000,000		Indonesia, Government of, Sr. Unsecd. Note, Series FR72, 8.250%, 5/15/2036	31,433
EUR 100,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 5.875%, 10/17/2031	128,082
$122,010		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	122,195
200,000		Jordan, Government of, Sr. Unsecd. Note, 144A, 5.850%, 7/7/2030	213,282
200,000		Kenya, Government of, REGS, 6.875%, 6/24/2024	216,136
200,000	[1,3]	Lebanon, Government of, Sr. Unsecd. Note, 6.000%, 1/27/2023	27,800
MXN 2,800,000		Mex Bonos Desarr Fix Rt, Sr. Unsecd. Note, Series M, 7.750%, 11/23/2034	159,207
27,500,000		Mexico, Government of, Sr. Unsecd. Note, Series M, 5.750%, 3/5/2026	1,402,156
8,800,000		Mexico, Government of, Sr. Unsecd. Note, Series M, 7.250%, 12/9/2021	447,763
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Nigeria, Government of, Sr. Unsecd. Note, REGS, 6.500%, 11/28/2027	$209,750
200,000		Pakistan, Government of, Sr. Secd. Note, REGS, 6.875%, 12/5/2027	206,000
25,000		Peru, Government of, 2.780%, 12/1/2060	24,688
25,000		Peru, Government of, Sr. Unsecd. Note, 1.862%, 12/1/2032	24,800
25,000		Peru, Government of, Sr. Unsecd. Note, 3.230%, 7/28/2121	24,688
PEN 700,000		Peru, Government of, Sr. Unsecd. Note, 6.150%, 8/12/2032	229,325
PLN 1,600,000		Poland, Government of, Unsecd. Note, Series 0726, 2.500%, 7/25/2026	469,885
$230,000		Qatar, Government of, Sr. Unsecd. Note, 144A, 4.817%, 3/14/2049	318,263
200,000		Romania, Government of, Sr. Unsecd. Note, 144A, 4.000%, 2/14/2051	218,500
RUB 45,000,000		Russia, Government of, Series 6212, 7.050%, 1/19/2028	642,053
42,800,000		Russia, Government of, Unsecd. Note, Series 6222, 7.100%, 10/16/2024	602,121
$200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, 144A, 4.500%, 4/22/2060	254,500
200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 4.500%, 10/26/2046	245,250
200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 6.750%, 3/13/2048	216,452
ZAR 8,000,000		South Africa, Government of, Series R209, 6.250%, 3/31/2036	353,315
$200,000		South Africa, Government of, Sr. Unsecd. Note, 5.750%, 9/30/2049	192,525
200,000		Sri Lanka, Government of, Sr. Unsecd. Note, REGS, 6.750%, 4/18/2028	115,728
200,000		Turkey, Government of, Sr. Unsecd. Note, 5.250%, 3/13/2030	193,112
200,000		Turkey, Government of, Sr. Unsecd. Note, 5.600%, 11/14/2024	204,242
200,000		Turkey, Government of, Sr. Unsecd. Note, 6.125%, 10/24/2028	205,128
200,000		Ukraine, Government of, Sr. Unsecd. Note, 144A, 7.253%, 3/15/2033	212,200
200,000		Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2025	219,704
325,000	[1]	Ukraine, Government of, Unsecd. Note, Series GDP, 144A, 0.000%, 5/31/2040	321,588
UYU 3,400,000		Uruguay, Government of, 144A, 9.875%, 6/20/2022	82,455
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Uzbekistan, Government of, Unsecd. Note, 144A, 4.750%, 2/20/2024	$213,213
1,500,000	[1,3]	Venezuela, Government of, 8.250%, 10/13/2024	135,000
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $20,828,541)	17,721,719
		CORPORATE BONDS—43.2%
		Banking—11.4%
200,000		Akbank TAS, 144A, 7.200%, 3/16/2027	196,822
200,000		Akbank TAS, Sr. Unsecd. Note, 144A, 6.800%, 2/6/2026	208,178
200,000		Akbank TAS, Sub. Note, REGS, 6.797%, 4/27/2028	192,750
200,000	[4]	Alfa Bank (Alfa Bond), Jr. Sub. Note, 8.000%, 2/3/2022	209,550
200,000		Alfa Bank (Alfa Bond), Sub. Deb., 144A, 5.950%, 4/15/2030	208,960
ARS 1,800,000	[5]	Banco Hipotecario SA, Unsecd. Note, 144A, 35.750% (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +4.000%), 11/7/2022	21,390
$15,000		Bank of China Ltd., Sub. Note, REGS, 5.000%, 11/13/2024	16,769
200,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, 144A, 5.350%, 11/12/2029	206,500
200,000		Credit Bank of Moscow Via CBOM Finance PLC, Sr. Unsecd. Note, 144A, 4.700%, 1/29/2025	205,232
200,000		Development Bank of Mongolia, Sr. Unsecd. Note, 144A, 7.250%, 10/23/2023	213,240
200,000		Development Bank of the Republic of Belarus JSC, Sr. Unsecd. Note, 144A, 6.750%, 5/2/2024	200,460
200,000	[4]	DIB Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.750%, 1/20/2021	201,054
200,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, 144A, 5.373%, 2/13/2022	205,930
200,000	[4]	National Bank of Oman, Jr. Sub. Deb., 6.651%, 5/18/2021	186,500
150,000		Pampa Energia SA, Sr. Unsecd. Note, 144A, 7.500%, 1/24/2027	123,769
200,000	[4]	SovCo Capital Partners BV, Jr. Sub. Note, 144A, 7.750%, 5/6/2025	201,010
200,000		TBC Bank JSC, Sr. Unsecd. Note, 144A, 5.750%, 6/19/2024	205,500
200,000		Turkiye Sinai Kalkinma Bankasi AS, Sr. Unsecd. Note, 144A, 6.000%, 1/23/2025	198,341
200,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, 144A, 5.250%, 2/5/2025	193,747
200,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, 144A, 8.125%, 3/28/2024	211,704
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$200,000		Wanda Properties International Co., Sr. Unsecd. Note, 7.250%, 1/29/2024	$198,720
		TOTAL	3,806,126
		Chemicals & Plastics—3.3%
200,000		Braskem Netherlands Finance BV, Sr. Unsecd. Note, REGS, 4.500%, 1/10/2028	207,400
200,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 7/19/2027	206,280
200,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.875%, 3/14/2025	213,660
200,000		Groupe Office Cherifien des Phosphates SA, 144A, 6.875%, 4/25/2044	256,481
200,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 5.875%, 3/27/2024	206,950
		TOTAL	1,090,771
		Conglomerates—0.6%
200,000		Turkiye Sise ve Cam Fabrikalari AS, Sr. Unsecd. Note, REGS, 6.950%, 3/14/2026	216,465
		Finance—1.3%
200,000		MDC-GMTN BV, Sr. Unsecd. Note, 144A, 3.700%, 11/7/2049	229,548
200,000	[4]	CNRC Capitale Ltd., Sr. Unsecd. Note, 3.900%, 6/2/2022	200,500
		TOTAL	430,048
		Financial Intermediaries—0.6%
200,000		ICD Funding Ltd., Sr. Unsecd. Note, 4.625%, 5/21/2024	213,875
		Food Products—1.3%
200,000		JBS Investments II GmbH, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2028	213,877
200,000		Ulker Biskuvi Sanayi AS, Sr. Unsecd. Note, 144A, 6.950%, 10/30/2025	212,950
		TOTAL	426,827
		Metals & Mining—2.6%
200,000		CSN Islands XI Corp., Sr. Unsecd. Note, 144A, 6.750%, 1/28/2028	209,950
200,000		Metinvest BV, Sr. Unsecd. Note, 144A, 7.650%, 10/1/2027	210,187
200,000		Metinvest BV, Sr. Unsecd. Note, REGS, 7.750%, 4/23/2023	212,365
200,000		Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.200%, 7/27/2026	223,815
		TOTAL	856,317
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—8.3%
$200,000		ADES International Holding PLC, Sec. Fac. Bond, REGS, 8.625%, 4/24/2024	$196,010
200,000	[4]	GAZPROM PJSC (GAZ FN), Sub., 144A, 4.598%,10/26/2025	208,979
200,000		Oil & Gas Holdings, Sr. Unsecd. Note, 144A, 7.625%, 11/7/2024	220,981
55,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 5.093%, 1/15/2030	60,423
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 5.600%, 1/3/2031	113,318
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.750%, 6/3/2050	118,088
250,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.850%, 6/5/2115	295,375
1,000,000	[1,3]	Petroleos de Venezuela, S.A., Unsecd. Note, REGS, 6.000%, 5/16/2024	38,500
100,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/24/2022	102,149
450,000		Petroleos Mexicanos, Sr. Unsecd. Note, 5.950%, 1/28/2031	419,062
100,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.500%, 3/13/2027	100,886
217,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.350%, 2/12/2048	181,933
12,500		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, REGS, 6.000%, 5/8/2022	12,648
200,000		Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.375%, 4/16/2049	243,394
200,000		SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, 144A, 9.250%, 4/1/2023	205,408
200,000		Tullow Oil PLC, Sr. Unsecd. Note, 144A, 7.000%, 3/1/2025	128,500
200,000		YPF Sociedad Anonima, Sr. Unsecd. Note, REGS, 7.000%, 12/15/2047	128,586
		TOTAL	2,774,240
		Pharmaceuticals—0.6%
200,000		Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.800%, 7/21/2023	196,840
		Real Estate—4.2%
200,000		China Evergrande Group, Sec. Fac. Bond, 6.250%, 6/28/2021	191,500
200,000		China Evergrande Group, Sec. Fac. Bond, 7.500%, 6/28/2023	160,997
200,000		China Great Wall International Holdings III Ltd., Sr. Unsecd. Note, Series EMTN, 3.875%, 8/31/2027	219,005
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Real Estate—continued
$200,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.875%, 3/21/2023	$200,502
200,000	Esic Sukuk Ltd, Sr. Unsecd. Note, Series EMTN, 3.939%, 7/30/2024	203,320
200,000	Longfor Properties, Sr. Unsecd. Note, 3.875%, 7/13/2022	207,137
200,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	203,500
	TOTAL	1,385,961
	Retailers—0.6%
200,000	Eurotorg (Bonitron DAC), Sr. Unsecd. Note, 144A, 9.000%, 10/22/2025	209,040
	Technology Services—1.3%
200,000	Baidu, Inc., Sr. Unsecd. Note, 3.425%, 4/7/2030	223,210
200,000	Xiaomi Best Time International Ltd., Sr. Unsecd. Note, 144A, 3.375%, 4/29/2030	212,014
	TOTAL	435,224
	Telecommunications & Cellular—3.2%
200,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 7.000%, 12/18/2025	215,604
200,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, 144A, 8.000%, 9/18/2027	216,500
200,000	Liquid Telecommunications Financing PLC, Sec. Fac. Bond, 144A, 8.500%, 7/13/2022	204,980
200,000	Veon Holdings BV, Sr. Unsecd. Note, 144A, 4.000%, 4/9/2025	210,517
200,000	Veon Holdings BV, Sr. Unsecd. Note, REGS, 7.250%, 4/26/2023	221,975
	TOTAL	1,069,576
	Transportation—0.7%
200,000	DP World Ltd., Sr. Unsecd. Note, 144A, 4.700%, 9/30/2049	221,900
	Utilities—3.2%
200,000	ACWA Power Management and Investments One Ltd., Sec. Fac. Bond, REGS, 5.950%, 12/15/2039	238,700
200,000	Eskom Holdings Ltd., REGS, 6.750%, 8/6/2023	205,150
400,000	Eskom Holdings Ltd., Unsecd. Note, REGS, 7.125%, 2/11/2025	411,160
200,000	Yingde Gases Investment Ltd., 144A, 6.250%, 1/19/2023	206,007
	TOTAL	1,061,017
	TOTAL CORPORATE BONDS (IDENTIFIED COST $14,246,107)	14,394,227
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	EXCHANGE-TRADED FUND—1.0%
2,849	iShares JP Morgan USD Emerging Markets Bond Fund (IDENTIFIED COST $322,542)	$325,498
	COMMON STOCKS—0.6%
	Food Products—0.2%
17,584	JBS S.A.	75,983
	Metals & Mining—0.2%
4,534	Vale SA, ADR	66,015
	Oil & Gas—0.2%
6,656	Petroleo Brasileiro SA, ADR	63,698
	TOTAL COMMON STOCKS (IDENTIFIED COST $204,643)	205,696
	INVESTMENT COMPANY—1.8%
591,109	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08% [6] (IDENTIFIED COST $591,371)	591,346
	TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $36,193,204)[7]	33,238,486
	OTHER ASSETS AND LIABILITIES - NET—0.3%[8]	102,013
	TOTAL NET ASSETS—100%	$33,340,499
At November 30, 2020, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2020[9]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Morgan Stanley	Republic of Brazil	Sell	1.00%	12/20/2025	1.67%	$(400,000)	$(12,707)	$(24,404)	$11,697
Barclays	Republic of Indonesia	Sell	1.00%	12/20/2025	0.73%	$(100,000)	$1,348	$(749)	$2,097
Barclays	Sultanate of Oman	Buy	1.00%	12/20/2025	4.11%	$200,000	$26,695	$30,489	$(3,794)
TOTAL CREDIT DEFAULT SWAPS							$15,336	$5,336	$10,000
Annual Shareholder Report

At November 30, 2020, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/2/2020	Bank of America	$32,000	3,307,258 JPY	$321
12/2/2020	BNY Mellon	$32,000	26,934 EUR	$(128)
12/2/2020	JPMorgan	1,800,000 BRL	$325,020	$10,964
12/2/2020	JPMorgan	1,800,000 BRL	$322,297	$13,687
12/2/2020	JPMorgan	3,800,000 BRL	$684,917	$24,383
12/2/2020	JPMorgan	8,690,000 BRL	$1,626,275	$(4,219)
12/14/2020	BNY Mellon	$32,000	26,928 EUR	$(139)
12/14/2020	Credit Agricole	$32,000	3,333,270 JPY	$60
12/16/2020	Bank of America	3,360,000 CZK	$144,833	$7,893
12/16/2020	Bank of America	14,365,000 RUB	$184,831	$2,968
12/16/2020	BNP Paribas	2,950,000 PLN	$786,376	$(285)
12/16/2020	BNP Paribas	25,200,000 RUB	$324,065	$5,383
12/16/2020	Citibank	3,760,000 CZK	$161,676	$9,232
12/16/2020	Citibank	11,300,000 CZK	$503,068	$10,564
12/16/2020	Citibank	27,200,000 HUF	$87,246	$3,205
12/16/2020	Citibank	680,000 RON	$161,533	$4,730
12/16/2020	Citibank	695,000 RON	$165,403	$4,528
12/16/2020	Citibank	1,490,000 RON	$359,343	$4,969
12/16/2020	JPMorgan	30,455,000 RUB	$383,582	$14,566
12/16/2020	Morgan Stanley	100,000,000 HUF	$320,021	$12,519
12/16/2020	Morgan Stanley	7,370,000 MXN	$329,119	$34,897
12/16/2020	Morgan Stanley	1,260,000 PLN	$322,147	$13,607
12/16/2020	State Street	16,950,000 MXN	$751,434	$85,755
12/16/2020	State Street	19,000,000 MXN	$947,815	$(9,373)
12/16/2020	State Street	515,000 PLN	$132,167	$5,066
12/21/2020	BNP Paribas	75,674,500 CLP	$98,882	$492
3/2/2021	Citibank	108,000,000 COP	$29,980	$(66)
3/17/2021	Bank of America	9,370,000 CNY	$1,411,436	$443
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold:
12/2/2020	Barclays	$32,000	27,426 EUR	$715
12/2/2020	JPMorgan	8,500,000 BRL	$1,561,917	$(24,673)
12/2/2020	JPMorgan	3,440,000 BRL	$649,337	$7,235
12/2/2020	JPMorgan	2,400,000 BRL	$455,897	$7,918
12/2/2020	JPMorgan	1,750,000 BRL	$332,685	$6,034
12/2/2020	Morgan Stanley	$32,000	3,347,642 JPY	$66
12/14/2020	Bank of America	$32,000	27,163 EUR	$419
12/14/2020	Citibank	$32,000	3,376,877 JPY	$358
12/16/2020	Bank of America	7,300,000 CZK	$323,259	$(8,556)
12/16/2020	Barclays	7,050,000 MXN	$331,877	$(16,334)
12/16/2020	Barclays	37,600,000 RUB	$496,450	$4,894
12/16/2020	BNP Paribas	5,580,000 CZK	$243,576	$(10,059)
12/16/2020	BNP Paribas	690,000 RON	$165,413	$(3,296)
12/16/2020	Citibank	930,700,000 COP	$250,384	$(8,221)
12/16/2020	Citibank	190,000 EUR	$225,100	$(1,680)
12/16/2020	Citibank	63,600,000 HUF	$207,070	$(4,425)
12/16/2020	Citibank	19,000,000 MXN	$892,431	$(46,011)
12/16/2020	Citibank	9,650,000 MXN	$455,155	$(21,475)
12/16/2020	Citibank	2,500,000 PLN	$664,945	$(1,235)
12/16/2020	Citibank	2,000,000 PLN	$522,617	$(10,327)
12/16/2020	Citibank	24,700,000 RUB	$325,221	$2,310
12/16/2020	Credit Agricole	37,000,000 RUB	$473,428	$(10,285)
12/16/2020	JPMorgan	1,490,000 RON	$360,890	$(3,423)
12/16/2020	State Street	20,750,000 MXN	$971,776	$(53,101)
12/21/2020	BNP Paribas	75,674,500 CLP	$99,818	$444
2/2/2021	JPMorgan	8,690,000 BRL	$1,623,877	$3,807
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$67,121
Net Unrealized Appreciation on Foreign Exchange Contracts and value for Swap Contracts is included in “Other Assets and Liabilities—Net.
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2020, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 11/30/2019	$485,244
Purchases at Cost	14,919,096
Proceeds from Sales	(14,813,332)
Change in Unrealized Appreciation/Depreciation	(25)
Net Realized Gain/(Loss)	363
Value as of 11/30/2020	$591,346
Shares Held as of 11/30/2020	591,109
Dividend Income	$2,300
Gain Distributions Received	$29
1
Non-income-producing security.
2
Discount rate at time of purchase.
3
Security in default.
4
Perpetual Bond Security. The maturity date reflects the next call date.
5
Floating/variable note with current rate and current maturity or next reset date shown.
6
7-day net yield.
7
The cost of investments for federal tax purposes amounts to $36,227,022.
8
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
9
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Foreign Governments/Agencies	$—	$17,721,719	$—	$17,721,719
Corporate Bonds	—	14,394,227	—	14,394,227
Equity Securities:
Common Stock	205,696	—	—	205,696
Exchange-Traded Fund	325,498			325,498
Investment Company	591,346	—	—	591,346
TOTAL SECURITIES	$1,122,540	$32,115,946	$—	$33,238,486
Other Financial Instruments:
Assets
Foreign Exchange Contracts	$—	$304,432	$—	$304,432
Swap Contracts	—	28,043	—	28,043
Liabilities
Foreign Exchange Contracts	—	(237,311)	—	(237,311)
Swap Contracts	—	(12,707)	—	(12,707)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$82,457	$—	$82,457
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
ARS	—Argentine Peso
BADLAR	—Buenos Aires Deposits of Large Amount Rate
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro
GDP	—Gross Domestic Product
GMTN	—Global Medium Term Note
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
JPY	—Japanese Yen
JSC	—Joint Stock Company
MTN	—Medium Term Note
MXN	—Mexican Peso
OTC	—Over-the-Counter
PEN	—Peruvian Nuevo Sol
PJSC	—Public Joint Stock Company
PLN	—Polish Zloty
RON	—Romanian New Leu
RUB	—Russian Ruble
USD	—United States Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.56	$7.91	$8.72	$8.00	$8.21
Income From Investment Operations:
Net investment income	0.47	0.54	0.48[1]	0.60[1]	0.63[1]
Net realized and unrealized gain (loss)	0.02	0.33	(1.00)	0.37	(0.51)
TOTAL FROM INVESTMENT OPERATIONS	0.49	0.87	(0.52)	0.97	0.12
Less Distributions:
Distributions from net investment income	(0.20)	(0.22)	(0.29)	(0.25)	(0.29)
Return of capital[2]	—	—	—	—	(0.04)
TOTAL DISTRIBUTIONS	(0.20)	(0.22)	(0.29)	(0.25)	(0.33)
Net Asset Value, End of Period	$8.85	$8.56	$7.91	$8.72	$8.00
Total Return[3]	5.83%	11.23%	(6.06)%	12.22%	1.53%
Ratios to Average Net Assets:
Net expenses[4]	1.18%[5]	1.18%[5]	1.20%[5]	1.20%[5]	1.19%
Net investment income	5.51%	6.13%	5.72%	6.98%	7.76%
Expense waiver/reimbursement[6]	1.16%	0.91%	0.83%	0.92%	0.96%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,294	$26,993	$27,267	$34,085	$38,212
Portfolio turnover	69%	91%	140%	123%	134%
1
Per share numbers have been calculated using the average shares method.
2
Represents a return of capital for federal income tax purposes.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.18%, 1.18%, 1.20% and 1.20% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account these expense reductions.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.50	$7.86	$8.67	$7.96	$8.17
Income From Investment Operations:
Net investment income	0.45	0.49	0.42[1]	0.54[1]	0.57[1]
Net realized and unrealized gain (loss)	(0.02)	0.31	(1.00)	0.36	(0.51)
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.80	(0.58)	0.90	0.06
Less Distributions:
Distributions from net investment income	(0.13)	(0.16)	(0.23)	(0.19)	(0.24)
Return of capital[2]	—	—	—	—	(0.03)
TOTAL DISTRIBUTIONS	(0.13)	(0.16)	(0.23)	(0.19)	(0.27)
Net Asset Value, End of Period	$8.80	$8.50	$7.86	$8.67	$7.96
Total Return[3]	5.20%	10.34%	(6.81)%	11.32%	0.77%
Ratios to Average Net Assets:
Net expenses[4]	1.93%[5]	1.93%[5]	1.95%[5]	1.95%[5]	1.94%
Net investment income	4.93%	5.56%	5.08%	6.42%	7.04%
Expense waiver/reimbursement[6]	1.15%	0.91%	0.81%	0.94%	0.96%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,394	$2,207	$3,331	$6,669	$9,871
Portfolio turnover	69%	91%	140%	123%	134%
1
Per share numbers have been calculated using the average shares method.
2
Represents a return of capital for federal income tax purposes.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.93%, 1.93%, 1.95% and 1.95% years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account these expense reductions.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.57	$7.92	$8.74	$8.01	$8.23
Income From Investment Operations:
Net investment income	0.49	0.56	0.50[1]	0.61[1]	0.67[1]
Net realized and unrealized gain (loss)	0.03	0.33	(1.01)	0.39	(0.54)
TOTAL FROM INVESTMENT OPERATIONS	0.52	0.89	(0.51)	1.00	0.13
Less Distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.31)	(0.27)	(0.30)
Return of capital[2]	—	—	—	—	(0.05)
TOTAL DISTRIBUTIONS	(0.22)	(0.24)	(0.31)	(0.27)	(0.35)
Net Asset Value, End of Period	$8.87	$8.57	$7.92	$8.74	$8.01
Total Return[3]	6.21%	11.49%	(5.92)%	12.62%	1.66%
Ratios to Average Net Assets:
Net expenses[4]	0.93%[5]	0.93%[5]	0.95%[5]	0.96%[5]	0.94%
Net investment income	5.81%	6.40%	5.99%	7.05%	8.21%
Expense waiver/reimbursement[6]	1.15%	0.91%	0.82%	0.89%	0.94%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,653	$9,256	$9,417	$15,457	$11,731
Portfolio turnover	69%	91%	140%	123%	134%
1
Per share numbers have been calculated using the average shares method.
2
Represents a return of capital for federal income tax purposes.
3
Based on net asset value.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.93%, 0.93%, 0.95% and 0.96% for the years ended November 30, 2020, 2019, 2018, and 2017, respectively, after taking into account these expense reductions.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Investment in securities, at value including $591,346 of investment in an affiliated holding* (identified cost $36,193,204)		$33,238,486
Cash denominated in foreign currencies (identified cost $4,855)		4,887
Income receivable		433,070
Unrealized appreciation on foreign exchange contracts		304,432
Swaps, at value (net premium paid of $29,740)		28,043
Receivable for shares sold		6,458
Receivable for periodic payments from swap contracts		592
TOTAL ASSETS		34,015,968
Liabilities:
Payable for investments purchased	$171,934
Unrealized depreciation on foreign exchange contracts	237,311
Bank overdraft	30,611
Payable for shares redeemed	28,069
Payable for capital gains taxes withheld	16,349
Swaps, at value (net premium received of $24,404)	12,707
Income distribution payable	6,341
Due to broker for swap contracts	1,437
Payable for portfolio accounting fees	79,173
Payable for auditing fees	36,700
Payable for custodian fees	17,891
Payable for other service fees (Notes 2 and 5)	4,280
Payable for administrative fee (Note 5)	1,379
Payable for distribution services fee (Note 5)	846
Payable for investment adviser fee (Note 5)	738
Accrued expenses (Note 5)	29,703
TOTAL LIABILITIES		675,469
Net assets for 3,766,372 shares outstanding		$33,340,499
Net Assets Consists of:
Paid-in capital		$46,003,208
Total distributable earnings (loss)		(12,662,709)
TOTAL NET ASSETS		$33,340,499
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($24,293,908 ÷ 2,744,670 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$8.85
Offering price per share (100/95.50 of $8.85)	$9.27
Redemption proceeds per share	$8.85
Class C Shares:
Net asset value per share ($1,393,596 ÷ 158,424 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.80
Offering price per share	$8.80
Redemption proceeds per share (99.00/100 of $8.80)	$8.71
Institutional Shares:
Net asset value per share ($7,652,995 ÷ 863,278 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$8.87
Offering price per share	$8.87
Redemption proceeds per share	$8.87
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Interest (net of foreign tax withheld of $ 11,821)			$2,264,122
Dividends (including $2,300 received from an affiliated holding*)			2,976
TOTAL INCOME			2,267,098
Expenses:
Investment adviser fee (Note 5)		$286,797
Administrative fee (Note 5)		25,049
Custodian fees		45,194
Transfer agent fees		43,601
Directors’/Trustees’ fees (Note 5)		2,509
Auditing fees		36,700
Legal fees		8,803
Distribution services fee (Note 5)		13,029
Other service fees (Notes 2 and 5)		64,798
Portfolio accounting fees		163,831
Share registration costs		53,225
Printing and postage		25,457
Miscellaneous (Notes 5)		15,042
TOTAL EXPENSES		784,035
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(286,799)
Reimbursement of other operating expenses (Note 5)	(103,764)
Reduction of custodian fees (Note 6)	(247)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(390,810)
Net expenses			393,225
Net investment income			$1,873,873
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $334 on sales of investment in an affiliated holding*) and foreign currency transactions	$(1,100,739)
Net realized gain on foreign exchange contracts	796,104
Net realized loss on futures contracts	(55,664)
Net realized gain on written options	13,798
Net realized gain on swap contracts	145,234
Realized gain distribution from affiliated investment company shares*	29
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(25) of investment in an affiliated holding*)	(138,199)
Net change in unrealized depreciation of foreign exchange contracts	163,541
Net change in unrealized depreciation of swaps	40,949
Net change in unrealized depreciation of written options	(330)
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, written options, swap contracts and foreign currency transactions	(135,277)
Change in net assets resulting from operations	$1,738,596
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,873,873	$2,551,888
Net realized loss	(201,238)	(1,119,284)
Net change in unrealized appreciation/depreciation	65,961	2,957,221
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,738,596	4,389,825
Distributions to Shareholders:
Class A Shares	(577,220)	(766,525)
Class C Shares	(31,030)	(63,736)
Institutional Shares	(209,313)	(277,879)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(817,563)	(1,108,140)
Share Transactions:
Proceeds from sale of shares	3,333,494	8,474,006
Net asset value of shares issued to shareholders in payment of distributions declared	689,516	957,594
Cost of shares redeemed	(10,059,449)	(14,271,548)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,036,439)	(4,839,948)
Change in net assets	(5,115,406)	(1,558,263)
Net Assets:
Beginning of period	38,455,905	40,014,168
End of period	$33,340,499	$38,455,905
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2020
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Prior to June 29, 2020, the names of the Corporation and Fund were Federated World Investment Series, Inc. and Federated Emerging Market Debt Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $390,810 is disclosed in various locations in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$60,455
Class C Shares	4,343
TOTAL	$64,798
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to manage duration, market and security risks. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate
Annual Shareholder Report

the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2020, is $500,000. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund’s Portfolio of Investments.
The average notional amount of credit default swap contracts and average value of interest rate swap contracts held by the Fund throughout the period was $536,923 and $2,865, respectively. This is based on amounts held as of each month end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $139,181 and $291,610, respectively. This is based on the amounts held as of each month end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage duration, market and currency risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At November 30, 2020, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $162,038. This is based on amounts held as of each month end throughout the fiscal period.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2020, the Fund had no outstanding purchased options and written options contracts.
The average market values of purchased options and written options held by the Fund throughout the period was $7 and $5,854, respectively. This is based on amounts held as of each month end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$304,432	Unrealized depreciation on foreign exchange contracts	$237,311
Credit contracts	Swaps, at value	28,043	Swaps, at value	12,707
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$332,475		$250,018
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$170,963	$170,963
Interest Rate Swap Contracts	—	(25,729)	—	(25,729)
Purchased Options[1]	(409)	—	—	(409)
Foreign Exchange Contracts	796,104	—	—	796,104
Futures Contracts	—	(55,664)	—	(55,664)
Written Options	13,798	—	—	13,798
TOTAL	$809,493	$(81,393)	$170,963	$899,063
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$3,700	$3,700
Interest Rate Swap Contracts	—	37,249	—	37,249
Foreign Exchange Contracts	163,541	—	—	163,541
Purchased Options[2]	90	—	—	90
Written Options	(330)	—	—	(330)
TOTAL	$163,301	$37,249	$3,700	$204,250
1
The net realized loss on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.
2
The net change in unrealized appreciation of Purchased Options is found within Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2020, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$28,043	$—	$—	$28,043
Foreign Exchange Contracts	304,432	(155,229)	—	149,203
TOTAL	$332,475	$(155,229)	$—	$177,246

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$12,707	$—	$—	$12,707
Foreign Exchange Contracts	237,311	(155,229)	—	82,082
TOTAL	$250,018	$(155,229)	$—	$94,789
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	237,574	$1,981,315	753,986	$6,250,136
Shares issued to shareholders in payment of distributions declared	54,677	458,094	79,037	641,924
Shares redeemed	(702,763)	(5,968,498)	(1,126,572)	(9,442,244)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(410,512)	$(3,529,089)	(293,549)	$(2,550,184)

Year Ended November 30	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,885	$15,892	2,244	$18,316
Shares issued to shareholders in payment of distributions declared	3,001	25,060	6,223	49,536
Shares redeemed	(105,976)	(873,579)	(172,722)	(1,444,957)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(101,090)	$(832,627)	(164,255)	$(1,377,105)

Year Ended November 30	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	158,129	$1,336,287	264,942	$2,205,554
Shares issued to shareholders in payment of distributions declared	24,617	206,362	32,642	266,134
Shares redeemed	(399,836)	(3,217,372)	(406,548)	(3,384,347)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(217,090)	$(1,674,723)	(108,964)	$(912,659)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(728,692)	$(6,036,439)	(566,768)	$(4,839,948)
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$817,563	$1,108,140
As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$448,177
Net unrealized depreciation	$(2,981,892)
Capital loss carryforwards	$(10,128,994)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, interest accruals, defaulted securities and mark to market of derivative instruments.
At November 30, 2020, the cost of investments for federal tax purposes was $36,227,022. The net unrealized depreciation of investments for federal tax purposes was $2,981,027. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,508,951 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,489,978. The amounts presented are inclusive of derivative contracts.
As of November 30, 2020, the Fund had a capital loss carryforward of $10,128,994 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$5,902,752	$4,226,242	$10,128,994
Capital loss carryforwards of $491,740 were utilized during the year ended November 30, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2020, the Adviser waived $286,530 of its fee and voluntarily reimbursed $103,764 of other operating expenses.
Annual Shareholder Report

The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2020, the Adviser reimbursed $269.
Some or all of the Fund’s assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives a fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.
For the year ended November 30, 2020, the Sub-Adviser earned a fee of $33,113.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.074% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended November 30, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$13,029
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2020, FSC retained $196 of fees paid by the Fund.
Annual Shareholder Report

Other Service Fees
For the year ended November 30, 2020, FSSC received $4,508 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2020, FSC retained $298 in sales charges from the sale of Class A Shares. For the year ended November 30, 2020, FSC did not retain any CDSC relating to redemptions of Class A or Class C Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.18%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2020, the Fund’s expenses were reduced by $247 under these arrangements.
Annual Shareholder Report

7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$22,479,623
Sales	$25,436,782
8. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2020, the Fund had no outstanding loans. During the year ended November 30, 2020, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2020, there were no outstanding loans. During the year ended November 30, 2020, the program was not utilized.
Annual Shareholder Report

11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES EMERGING MARKET DEBT FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Emerging Market Debt Fund (formerly, Federated Emerging Market Debt Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series, Inc.) (the “Corporation”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series)) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes’ investment companies since 1979.
Boston, Massachusetts
January 25, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$ 1,000	$1,104.40	$6.21
Class C Shares	$ 1,000	$1,100.90	$10.14
Institutional Shares	$ 1,000	$1,106.90	$4.90
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$ 1,000	$1,019.10	$5.96
Class C Shares	$ 1,000	$1,015.35	$9.72
Institutional Shares	$ 1,000	$1,020.35	$4.70
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.18%
Class C Shares	1.93%
Institutional Shares	0.93%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Emerging Market Debt Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES EMERGING MARKET DEBT FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Hermes (UK) LLP with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary
Annual Shareholder Report

to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report

The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss
Annual Shareholder Report

the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
Annual Shareholder Report

the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year and three-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the five-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

It was noted in the materials for the May Meetings that, for the year ended December 31, 2019, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Annual Shareholder Report

Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for
Annual Shareholder Report

purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any
Annual Shareholder Report

applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Emerging Market Debt Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Emerging Market Debt Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2020

Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated Hermes International Leaders Fund
(formerly, Federated International Leaders Fund)
Fund Established 1998

A Portfolio of Federated Hermes World Investment Series, Inc.
(formerly, Federated World Investment Series, Inc.)
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2019 through November 30, 2020.
While Covid-19 continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2020, was 13.79%, 12.83%, 12.89%, 13.58%, 14.09% and 14.14% for Class A, B, C, R, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund’s broad-based securities market index, was 6.37% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was 7.53% for the same period. The Fund’s and MFLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the MSCI EAFE.
MARKET OVERVIEW
Global equity markets3 were mixed during the reporting period, and the major indices, such as the MSCI EAFE and MSCI Emerging Markets Index,4 rose 6.37% and 18.43%, respectively. Performance varied widely following an uneven recovery from the Covid-19 pandemic.
The year began on a positive note as ongoing geopolitical tensions began to subside. With the signing of a Phase-1 agreement between the U.S. and China, a path to a trade deal came into sight after two years of on-again, off-again negotiations. The agreement came at a crucial time as China faced decelerating economic growth due to the softening of global trade. In the U.K, Prime Minister Boris Johnson decidedly won a snap election renewing hope for a successful conclusion to nearly four years of Brexit (the U.K. leaving the European Union) negotiations. Outside the U.S., where a strong labor market led to growth in consumer spending and a continued economic expansion, major global economies showed signs of recovering. European manufacturing began to stabilize following declines in trade. In Japan, Prime Minister Abe announced the first fiscal stimulus in over three years to mitigate an economic slowdown and a recent tax increase. Early reports of a new strain of Coronavirus grew quickly from being a local problem confined to China to a global pandemic on a scale not seen in over a century. Initial government responses were insufficient to halt the spread of the Covid-19 virus forcing entire economies to shut down in hopes of “flattening the curve” and relieving overwhelmed healthcare systems. With manufacturing and consumption
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coming to an abrupt stop, equity markets retreated as the consequences of a shutdown began to materialize. Energy demand plummeted as did energy prices. The futures price of crude oil briefly fell into negative territory in May, exacerbated by a price war initiated by Saudi Arabia.
The Phase-1 trade agreement signed in December between the U.S. and China proved to be a short-lived victory. As the Lunar New Year approached, the rapid spread of Covid-19 resulted in a quarantine of the entire Hubei Province impacting 60 million people, preempting the Lunar New Year celebrations. Supply chains were essentially shut down, halting China’s economy, with February’s industrial production down -13% and retail sales crumbling by -20.5%. However, by March, PMI data indicated that manufacturing started to show some signs of an initial recovery. China’s Central Bank, the PBOC, cut its target 7-day reverse repurchase rate twice during the first quarter with its March cut reducing the rate to 2.2%, its largest cut in five years. Following two months of severe lockdown conditions, an easing of restrictions paved the way for a recovery. China was among the first to emerge as manufacturing quickly bounced back and approached pre-Covid-levels by mid-year, despite lingering concerns over the virus’ spread. Though a slowdown in retail sales persisted, industrial output continued its expansion and improvements in manufacturing and services suggested the recovery remained on track. An improvement in imports also hinted at a return of global demand. In October, China concluded its 5th plenum of the 19th Party Congress. The plenum fell short of stating economic targets but did emphasize the need for technology independence, green energy and higher quality growth.
In Japan, the Covid-19 outbreak further weakened an already struggling economy suffering from the impact of 2019’s sales tax hike and natural disasters. Stabilizing PMI numbers fell as the Manufacturing and Service Sectors were hit by plummeting exports, non-existent tourism and supply chain disruptions. In the first quarter, the Tankan Survey fell to its lowest level since 2013. Although trying to remain optimistic, Prime Minster Abe and the International Olympic Committee eventually conceded to postponing the 2020 Olympic Games by one year. After weeks of not declaring the pandemic a national emergency, Abe finally announced in late March a ¥60 trillion ($556 million) stimulus package. The package included ¥10 trillion in government spending and ¥10 trillion, or the equivalent of a 5 percentage point cut in the sales tax rate, to be handed out to the public in a combination of direct cash, subsidies and coupons. Citing health reasons, Abe announced his resignation in September and was replaced by Yoshihide Suga. Prime Minister Suga committed to following Abe’s economic policies, known as Abenomics, and took the reins as Japan’s economy showed signs of improvement. Following a -20.5% drop in the second quarter, industrial production increased each month starting in June. Trade data for August showed signs of improvement as exports to China accelerated. November’s Tankan Survey revealed that Japanese manufactures were the most optimistic in nine months.
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Already struggling with weak global trade and contractions in manufacturing and services, the onset of Covid-19 was a major setback for European economies which had begun to experience small improvements. Consumption and employment weakened significantly as all business activity was halted. As March drew to a close, the European Central Bank (ECB) ordered Eurozone banks to freeze dividend payments until at least October 2020 and to cease share buybacks in order to avert a Covid-induced credit crunch. The freeze on distributing capital to investors was expected to boost the banks’ capacity to absorb losses and support lending to households, small businesses and corporates during the pandemic. Following April’s trough, activity gained momentum with manufacturing output and consumer confidence clearly recovering above the levels reached during the lockdowns. After holding off on additional stimulus in April, the ECB took a “whatever it takes” stance and expanded its stimulus program. In early June, it added €600 billion to its Pandemic Emergency Purchase Programme (PEPP) increasing the total package to €1.35 trillion, €100 billion more than expected, and extended the horizon for net purchases of bonds until at least June 2021. Additional programs within member states, including France and Germany, were announced adding more stimulus to support the recovery. However, disagreements among the member states threatened to delay the passing of the European Union’s €1.8 trillion budget and stimulus package in the third quarter. The disagreements came at a time when the risk of a second wave of Covid-19 infections threatened the economic recovery and increased the likelihood of renewed restrictions. Weak consumer demand across the E.U. raised the need for additional stimulus. Germany reported a worse than expected drop in inflation of -0.4%, the largest decline in over five years. Industrial production continued to improve off of the April low, although the pace of improvement slowed to +1.2% in July. In September, rising unemployment pushed France’s President Macron to launch an additional €100 billion stimulus package, one of the largest in French history. Rather than distribute emergency funding, the stimulus was directed at investments in infrastructure, green energy and job training. Following a Covid-19 resurgence, a new set of lockdowns, although less restrictive, were introduced across Europe late in the year threatening to stifle the recovery and forcing extensions of public support programs.
After three and a half years, the U.K. ratified its withdrawal agreement from the European Union thus beginning the process of moving beyond Brexit. The next phase included trade negotiations and was complicated by the onset of the pandemic as attention quickly shifted from Brexit to pandemic response. The Bank of England announced an emergency -0.50% rate cut in March with an additional -0.15% cut only two weeks later while Prime Minister Boris Johnson issued approximately £500billion of stimulus. Early data indicated some success with a rebound across most sectors and a surge in manufacturing. Additional emergency support measures were announced during the third quarter, while existing ones that targeted job growth and help for small businesses were extended. A new national lockdown was announced on
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November 5th due to a resurgence of Covid-19 cases, prompting Bank of England policymakers to announce an additional £150billion of liquidity to keep borrowing costs low. Clouding the recovery were still unresolved Brexit negotiations which showed no signs of a pending compromise.
Political tensions dominated the U.S. throughout much of the year. Beginning in January, tensions with Iran escalated following a U.S. airstrike which resulted in the death of Iranian General Suleimani and a subsequent retaliatory strike on a U.S. airbase. While tensions quickly deescalated, the national attention shifted to President Trump’s impeachment trial which concluded with a Senate acquittal. This was immediately followed by a rise in Covid-19 infections and statewide lockdowns. Nationally the pandemic response was uneven with lockdowns and re-openings largely uncoordinated between different states. At the peak of the crisis, an estimated 40 million Americans were unemployed. Massive fiscal and monetary stimulus amounted to $10 trillion or 45% of GDP. In the midst of struggling with the spread of Covid-19, social unrest spread throughout major U.S. cities to address and raise awareness of racial inequality. Despite the turmoil, the economy started to recover. Unemployment fell from 14.7% in April to 6.9% in November. While manufacturing improved from depressed levels, gains varied by sector with technology leading the way. The arrival of the second wave of the pandemic threatened the economic recovery but did not deter voters in November’s Presidential election, which saw a record voter turnout both in total votes and number of votes cast via mail-in ballots. The election, which was contentious at times, was won by former Vice President Joe Biden and his running mate Kamala Harris.
Pharmaceutical companies Pfizer Inc. and Moderna Inc. (both not held by the Fund) offered a glimmer of hope in an otherwise challenging year. In mid-November, both companies announced two vaccine candidates with mass vaccination rollouts starting within weeks.
SECURITY SELECTION
Positive stock selection across the Healthcare, Information Technology and Consumer Discretionary sectors drove outperformance during the reporting period. In the Healthcare sector, Lonza Group AG continued to see strong demand for its biologics manufacturing capabilities while also signing a contract to manufacture the Covid-19 vaccine developed by Moderna, which acted as a catalyst during the period. Chugai Pharmaceutical Co’s strong performance was driven by the impressive launch of the company’s first-in-class hemophilia drug and by positive top-line tailwinds related to the pandemic.
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The Fund benefited from an overweight positioning and positive stock selection within the semiconductors. Semiconductor and semi-cap equipment companies have seen broad gains this year on the back of increased digital trends across many industries due to the Covid-19 pandemic. Shares of Infineon Technologies AG (security owned by the Fund) outperformed after the company successfully closed a merger with Cypress Semiconductor (security not owned by the Fund) to transform itself from a leader in selling components to a leader in selling solutions. The business is benefiting from exposure to structural growth drivers such as automotive electrification and digitalization, industrial Internet of Things (IoT) and 5G infrastructure. Shares of STMicroelectronics NV also benefited from the same structural growth trends in automotive and microcontrollers as well as the new iPhone cycle. Taiwan Semiconductor Manufacturing Co., Ltd. benefited from work-from-home trends and positive momentum in 5G. ASML Holding NV is a semi-cap equipment name which gained on strong capex spending from the large semiconductor manufacturers in response to the improved demand environment. Within Technology Hardware and Equipment, Samsung Electronics Co Ltd benefited from positive trends in memory, semiconductors and PC offerings. TDK Corporation’s fundamentals remained strong for several consecutive quarters, owing to multiple positive catalysts including share gains in the global Lithium-Polymer battery market, strong sales of mini-cell batteries for smart watches where they have dominant position and wireless earphones.
Positive stock selection in the Consumer Discretionary sector also contributed to outperformance as changes in consumer’s behavior induced by the Covid-19 pandemic created incremental demand for stay-at-home products and services. Shares of Sony Corporation advanced due to strength in gaming and sales of its new PS5 console. Bicycle and fishing rod manufacturer Shimano Inc. saw increased demand for its products as consumers sought safer modes of transportation and outdoor activities to limit exposure to Covid-19. Within the retailing subsector, shares of Alibaba Group Holding Ltd. benefited from accelerated digital transformation trends in its cloud business, as well as better penetration rates in its e-Commerce platform.
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Negative stock selection in the Industrials and Communication Services sectors detracted from Fund performance during the reporting period. Within Industrials, the Fund’s holdings in names which have exposure to the automotive and aerospace and defense end markets suffered unprecedented disruptions brought on by the Covid-19 pandemic. Shares of Melrose Industries PLC declined amid heightened uncertainty for the company’s outlook as the macroeconomic backdrop deteriorated. Management was forced to switch its focus from margin improvement strategies to crisis management. Along with other cyclical businesses, Rheinmetall AG came under pressure at the beginning of the Covid-19 crisis despite structural tailwinds and a record level of orders in its defense business. Its automotive business was also negatively impacted by a sharp decline in global automotive production and significant margin compression from pre-Covid-19 record levels.
In Communication Services, key underperformers in the media space included Informa Plc and JC Decaux SA, both of which suffered substantial business disruption related to the Covid-19 pandemic. Informa Plc saw revenues contract significantly as large-scale exhibitions were cancelled or postponed due to government restrictions on gatherings to control the spread of Covid-19. JC Decaux’s business also faced top-line headwinds as demand for its outdoor advertising space deteriorated due to mobility restrictions.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Leaders Fund (the “Fund”) from November 30, 2010 to November 30, 2020, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 11/30/2020
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	7.52%	4.60%	6.00%
Class B Shares	7.33%	4.64%	5.96%
Class C Shares	11.89%	4.98%	5.80%
Class R Shares[4]	13.58%	5.59%	6.43%
Institutional Shares[5]	14.09%	6.06%	6.87%
Class R6 Shares[6]	14.14%	6.12%	6.84%
MSCI EAFE	6.37%	6.19%	5.85%
MFLBFA	7.53%	6.12%	5.48%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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4
The Fund’s Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund’s Class A Shares adjusted to reflect the expenses of the Fund’s Class R Shares for each year for which the Fund’s Class R Shares expenses would have exceeded the actual expenses paid by the Fund’s Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5
The Fund’s Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund’s Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6
The Fund’s Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund’s Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2020, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	20.0%
France	19.8%
Germany	14.2%
Switzerland	10.7%
United Kingdom	9.5%
Netherlands	5.2%
China	3.2%
Ireland	3.0%
Hong Kong	2.5%
South Korea	1.9%
Denmark	1.8%
Singapore	1.3%
Sweden	1.2%
Spain	1.1%
United States	1.0%
Mexico	1.0%
United Arab Emirates	0.7%
Taiwan	0.6%
Italy	0.5%
Securities Lending Collateral[2]	1.9%
Cash Equivalents[3]	0.4%
Other Assets and Liabilities—Net[4]	(1.5)%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2020, the Fund’s sector classification5 was as follows:
Sector Classification	Percentage of Total Net Assets
Health Care	17.7%
Information Technology	15.3%
Financials	14.9%
Industrials	13.9%
Consumer Discretionary	13.3%
Consumer Staples	9.8%
Materials	7.9%
Utilities	2.5%
Communication Services	2.3%
Energy	1.6%
Securities Lending Collateral[2]	1.9%
Cash Equivalents[3]	0.4%
Other Assets and Liabilities—Net[4]	(1.5)%
TOTAL	100%
5
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.3%
		China—3.2%
426,000	[1]	Alibaba Group Holding Ltd.	$14,005,128
166,725	[1]	Prosus NV	18,008,459
		TOTAL	32,013,587
		Denmark—1.8%
50,250	[1]	Chr.Hansen Holding	4,867,922
34,100	[1]	Genmab A/S	13,102,977
		TOTAL	17,970,899
		France—19.9%
331,500	[1]	Accor SA	11,410,455
155,000	[1,2]	Alstom SA	8,241,339
46,500	[1]	Alstom SA	2,472,402
98,887	[1]	Amundi SA	7,860,641
445,150		AXA SA	10,431,440
243,237	[1]	BNP Paribas SA	12,395,696
115,400		Capgemini SE	15,948,590
130,000		Edenred	7,413,770
764,000	[1]	Engie	11,216,348
112,700	[1]	Essilor International SA	16,261,191
20,250		LVMH Moet Hennessy Louis Vuitton SA	11,618,373
50,601	[2]	Pernod Ricard SA	9,632,009
55,000	[1]	Safran SA	7,987,928
121,500		Sanofi	12,225,074
451,000		STMicroelectronics N.V.	17,557,795
22,200		Teleperformance	7,378,200
385,000		Total SE	16,321,407
63,000	[1]	UbiSoft Entertainment SA	5,996,205
51,200		Vinci SA	5,201,278
		TOTAL	197,570,141
		Germany—13.3%
89,600		Allianz SE	21,127,381
323,450		Deutsche Post AG	15,609,835
638,700		Infineon Technologies AG	22,450,985
209,653		Rheinmetall AG	18,634,113
317,200		RWE AG	13,156,325
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Germany—continued
192,944		SAP SE	$23,417,070
83,400		Siemens AG	11,124,491
55,350		Symrise AG	6,927,167
		TOTAL	132,447,367
		Hong Kong—2.5%
1,470,000		AIA Group Ltd.	16,056,878
500,800		Melco Resorts & Entertainment, ADR	9,079,504
		TOTAL	25,136,382
		Ireland—3.0%
311,805		CRH PLC	12,225,368
53,715	[1]	ICON PLC	10,467,979
53,000		Kerry Group PLC	7,410,492
		TOTAL	30,103,839
		Italy—0.5%
561,000		Mediobanca SpA	4,963,726
		Japan—20.0%
335,100		Chugai Pharmaceutical Co. Ltd.	16,120,722
77,000		Daifuku Co.	8,923,732
129,600		Hoya Corp.	17,271,799
293,300		Komatsu Ltd.	7,142,779
171,300		Nabtesco Corp.	7,029,338
151,300		Nidec Corp.	19,176,023
33,500		Shimano, Inc.	7,944,516
87,300		Shin-Etsu Chemical Co. Ltd.	14,249,771
267,800		Shiseido Co., Ltd.	18,931,815
284,700		Sony Corp.	26,473,478
104,100		TDK Corp.	14,704,429
564,100		Terumo Corp.	22,318,595
214,400		Tokio Marine Holdings, Inc.	10,668,292
146,600		Yamaha Corp.	8,305,873
		TOTAL	199,261,162
		Mexico—1.0%
133,500		Fomento Economico Mexicano, SA de C.V., ADR	9,632,025
		Netherlands—5.2%
120,500		Akzo Nobel NV	12,810,344
43,100		ASML Holding N.V.	18,664,221
61,700		Euronext NV	6,539,915
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Netherlands—continued
260,608	[1]	Koninklijke Philips NV	$13,460,048
		TOTAL	51,474,528
		Singapore—1.3%
710,939		DBS Group Holdings Ltd.	13,182,022
		South Korea—1.9%
319,700		Samsung Electronics Co. Ltd.	19,313,189
		Spain—1.0%
3,558,654	[1]	Banco Santander, S.A.	10,219,238
		Sweden—1.2%
490,400		Assa Abloy AB, Class B	11,646,301
		Switzerland—10.7%
517,300		Coca-Cola HBC AG	14,887,741
873,791		Credit Suisse Group AG	10,937,747
171,035		Julius Baer Gruppe AG	9,854,830
45,825		Lonza Group AG	28,690,197
216,455		Nestle S.A.	24,153,789
5,925		Partners Group Holding AG	6,312,861
25,800		Tecan AG	11,319,445
		TOTAL	106,156,610
		Taiwan—0.6%
64,300		Taiwan Semiconductor Manufacturing Co. Ltd, ADR	6,238,386
		United Arab Emirates—0.7%
1,841,903	[1]	Network International Holdings Ltd.	6,639,171
		United Kingdom—9.5%
516,413		Anglo American PLC	15,256,303
300,017		AstraZeneca PLC	31,434,070
335,294		Diageo PLC	12,842,715
942,000	[1]	Informa PLC	6,673,192
47,900		Linde PLC	12,218,660
72,200		London Stock Exchange Group PLC	7,790,554
482,500	[1]	Travis Perkins PLC	8,225,917
		TOTAL	94,441,411
		United States—1.0%
5,640	[1]	Alphabet, Inc., Class C	9,930,574
		TOTAL COMMON STOCKS (IDENTIFIED COST $767,824,146)	978,340,558
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Shares			Value in U.S. Dollars
		PREFERRED STOCK—0.9%
		Germany—0.9%
54,500		Volkswagen AG, Pfd. (IDENTIFIED COST $8,972,552)	$9,175,659
		RIGHTS—0.0%
		Spain—0.0%
2,668,654	[1]	Banco Santander SA, Rights (IDENTIFIED COST $316,274)	333,291
		INVESTMENT COMPANIES—2.3%
14,040,500		Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[3]	14,040,500
8,827,502		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08%[3]	8,828,913
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $22,870,383)	22,869,413
		TOTAL INVESTMENT IN SECURITIES—101.5% (IDENTIFIED COST $799,983,355)[4]	1,010,718,921
		OTHER ASSETS AND LIABILITIES - NET—(1.5)%[5]	(15,348,488)
		TOTAL NET ASSETS—100%	$995,370,433
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total
Value as of 11/30/2019	$16,674,795	$37,404,888	$54,079,683
Purchases at Cost	$94,590,141	$347,387,170	$441,977,311
Proceeds from Sales	$(97,224,436)	$(375,918,127)	$(473,142,563)
Change in Unrealized Appreciation/Depreciation	NA	$(970)	$(970)
Net Realized Gain/(Loss)	NA	$(44,048)	$(44,048)
Value	$14,040,500	$8,828,913	$22,869,413
Balance of Shares Held 11/30/2020	14,040,500	8,827,502	22,868,002
Dividend Income	$34,815	$257,912	$292,727
Gain Distributions Received	NA	$111	$111
*
All or a portion of the balance/activity for the fund relates to cash collateral on security lending transactions.
1
Non-income-producing security.
2
All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3
7-day net yield.
Annual Shareholder Report
15

4
The cost of investments for federal tax purposes amounts to $802,965,295.
5
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$9,930,574	$—	$—	$9,930,574
International	35,417,894	932,992,090	—	968,409,984
Preferred Stock	—	9,175,659	—	9,175,659
Rights:
International	—	333,291	—	333,291
Investment Companies	22,869,413	—	—	22,869,413
TOTAL SECURITIES	$68,217,881	$942,501,040	$—	$1,010,718,921
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.18	$31.80	$36.99	$28.93	$32.30
Income From Investment Operations:
Net investment income[1]	0.17	0.62	0.68	0.49	0.52
Net realized and unrealized gain (loss)	4.60	3.57	(5.73)	8.19	(3.45)
TOTAL FROM INVESTMENT OPERATIONS	4.77	4.19	(5.05)	8.68	(2.93)
Less Distributions:
Distributions from net investment income	(0.84)	(0.81)	(0.14)	(0.62)	(0.44)
Net Asset Value, End of Period	$39.11	$35.18	$31.80	$36.99	$28.93
Total Return[2]	13.79%	13.76%	(13.70)%	30.58%	(9.17)%
Ratios to Average Net Assets:
Net expenses[3,4]	1.22%	1.23%	1.22%	1.22%	1.21%
Net investment income	0.50%	1.92%	1.85%	1.49%	1.61%
Expense waiver/reimbursement[5]	0.16%	0.15%	0.17%	0.20%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$273,667	$288,566	$331,131	$451,829	$482,621
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%, 1.23%, 1.22%, 1.22% and 1.21% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$32.75	$29.47	$34.41	$26.94	$30.11
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	0.32	0.37	0.26	0.25
Net realized and unrealized gain (loss)	4.27	3.38	(5.31)	7.62	(3.20)
TOTAL FROM INVESTMENT OPERATIONS	4.16	3.70	(4.94)	7.88	(2.95)
Less Distributions:
Distributions from net investment income	(0.52)	(0.42)	—	(0.41)	(0.22)
Net Asset Value, End of Period	$36.39	$32.75	$29.47	$34.41	$26.94
Total Return[2]	12.83%	12.85%	(14.36)%	29.62%	(9.85)%
Ratios to Average Net Assets:
Net expenses[3,4]	2.07%	2.05%	1.97%	1.97%	1.96%
Net investment income (loss)	(0.35)%	1.07%	1.09%	0.84%	0.88%
Expense waiver/reimbursement[5]	0.11%	0.12%	0.20%	0.24%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,154	$11,100	$15,867	$23,588	$19,745
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.07%, 2.05%, 1.97%, 1.97% and 1.96% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$32.65	$29.38	$34.30	$26.82	$30.02
Income From Investment Operations:
Net investment income (loss)[1]	(0.09)	0.33	0.39	0.24	0.26
Net realized and unrealized gain (loss)	4.25	3.35	(5.31)	7.61	(3.20)
TOTAL FROM INVESTMENT OPERATIONS	4.16	3.68	(4.92)	7.85	(2.94)
Less Distributions:
Distributions from net investment income	(0.55)	(0.41)	—	(0.37)	(0.26)
Net Asset Value, End of Period	$36.26	$32.65	$29.38	$34.30	$26.82
Total Return[2]	12.89%	12.85%	(14.34)%	29.63%	(9.85)%
Ratios to Average Net Assets:
Net expenses[3,4]	2.02%	2.04%	1.97%	1.97%	1.96%
Net investment income (loss)	(0.29)%	1.09%	1.15%	0.79%	0.90%
Expense waiver/reimbursement[5]	0.11%	0.12%	0.18%	0.23%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,726	$63,314	$81,098	$121,775	$100,153
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02%, 2.04%, 1.97%, 1.97% and 1.96% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$34.97	$31.57	$36.73	$28.75	$32.11
Income From Investment Operations:
Net investment income[1]	0.11	0.58	0.57	0.48	0.41
Net realized and unrealized gain (loss)	4.56	3.54	(5.66)	8.09	(3.38)
TOTAL FROM INVESTMENT OPERATIONS	4.67	4.12	(5.09)	8.57	(2.97)
Less Distributions:
Distributions from net investment income	(0.78)	(0.72)	(0.07)	(0.59)	(0.39)
Net Asset Value, End of Period	$38.86	$34.97	$31.57	$36.73	$28.75
Total Return[2]	13.58%	13.58%	(13.88)%	30.35%	(9.35)%
Ratios to Average Net Assets:
Net expenses[3,4]	1.41%	1.38%	1.41%	1.40%	1.40%
Net investment income	0.32%	1.80%	1.57%	1.45%	1.45%
Expense waiver/reimbursement[5]	0.36%	0.35%	0.44%	0.40%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,935	$36,354	$39,010	$58,351	$52,007
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.41%, 1.38%, 1.41%, 1.40% and 1.40% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.25	$31.89	$37.10	$29.03	$32.41
Income From Investment Operations:
Net investment income[1]	0.25	0.68	0.76	0.63	0.66
Net realized and unrealized gain (loss)	4.62	3.59	(5.74)	8.16	(3.53)
TOTAL FROM INVESTMENT OPERATIONS	4.87	4.27	(4.98)	8.79	(2.87)
Less Distributions:
Distributions from net investment income	(0.93)	(0.91)	(0.23)	(0.72)	(0.51)
Net Asset Value, End of Period	$39.19	$35.25	$31.89	$37.10	$29.03
Total Return[2]	14.09%	14.07%	(13.50)%	30.94%	(8.95)%
Ratios to Average Net Assets:
Net expenses[3,4]	0.96%	0.97%	0.96%	0.96%	0.96%
Net investment income	0.74%	2.11%	2.09%	1.87%	1.98%
Expense waiver/reimbursement[5]	0.13%	0.12%	0.14%	0.17%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$572,731	$631,603	$989,652	$1,136,864	$798,168
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.97%, 0.96%, 0.96% and 0.96% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.22	$31.88	$37.07	$29.00	$32.37
Income From Investment Operations:
Net investment income[1]	0.26	0.70	0.84	0.63	0.52
Net realized and unrealized gain (loss)	4.62	3.58	(5.78)	8.17	(3.37)
TOTAL FROM INVESTMENT OPERATIONS	4.88	4.28	(4.94)	8.80	(2.85)
Less Distributions:
Distributions from net investment income	(0.95)	(0.94)	(0.25)	(0.73)	(0.52)
Net Asset Value, End of Period	$39.15	$35.22	$31.88	$37.07	$29.00
Total Return[2]	14.14%	14.12%	(13.43)%	31.03%	(8.90)%
Ratios to Average Net Assets:
Net expenses[3,4]	0.92%	0.92%	0.91%	0.91%	0.90%
Net investment income	0.78%	2.16%	2.29%	1.90%	1.94%
Expense waiver/reimbursement[5]	0.11%	0.10%	0.12%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,156	$71,725	$101,062	$204,809	$147,243
Portfolio turnover	46%	51%	37%	10%	34%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.92%, 0.92%, 0.91%, 0.91% and 0.90% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Total investment in securities, at value including $17,452,025 of securities loaned and $22,869,413 of investment in affiliated holdings* (identified cost $799,983,355)		$1,010,718,921
Cash denominated in foreign currencies (identified cost $48,982)		52,816
Receivable for investments sold		5,320,455
Income receivable		4,605,020
Income receivable from affiliated holdings*		8,518
Receivable for shares sold		456,773
TOTAL ASSETS		1,021,162,503
Liabilities:
Payable for collateral due to broker for securities lending	$19,340,500
Payable for investments purchased	3,314,784
Payable for shares redeemed	2,605,729
Bank overdraft	4,474
Payable for other service fees (Notes 2 and 5)	70,768
Payable for distribution services fee (Note 5)	41,721
Payable for investment adviser fee (Note 5)	39,696
Payable for administrative fee (Note 5)	2,485
Accrued expenses (Note 5)	371,913
TOTAL LIABILITIES		25,792,070
Net assets for 25,541,296 shares outstanding		$995,370,433
Net Assets Consists of:
Paid-in capital		$830,574,368
Total distributable earnings (loss)		164,796,065
TOTAL NET ASSETS		$995,370,433
Annual Shareholder Report
23

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($273,666,961 ÷ 6,997,578 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$39.11
Offering price per share (100/94.50 of $39.11)	$41.39
Redemption proceeds per share	$39.11
Class B Shares:
Net asset value per share ($8,154,021 ÷ 224,087 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$36.39
Offering price per share	$36.39
Redemption proceeds per share (94.50/100 of $36.39)	$34.39
Class C Shares:
Net asset value per share ($49,726,402 ÷ 1,371,560 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$36.26
Offering price per share	$36.26
Redemption proceeds per share (99.00/100 of $36.26)	$35.90
Class R Shares:
Net asset value per share ($36,935,431 ÷ 950,504 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$38.86
Offering price per share	$38.86
Redemption proceeds per share	$38.86
Institutional Shares:
Net asset value per share ($572,731,297 ÷ 14,614,248 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$39.19
Offering price per share	$39.19
Redemption proceeds per share	$39.19
Class R6 Shares:
Net asset value per share ($54,156,321 ÷ 1,383,319 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$39.15
Offering price per share	$39.15
Redemption proceeds per share	$39.15
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Dividends (including $257,513 received from an affiliated holding* and net of foreign taxes withheld of $1,635,675)			$15,787,749
Net income on securities loaned (includes $35,214 earned from affiliated holdings* related to cash collateral balances)			115,850
TOTAL INCOME			15,903,599
Expenses:
Investment adviser fee (Note 5)		$7,891,057
Administrative fee (Note 5)		726,344
Custodian fees		211,698
Transfer agent fees (Notes 2 and 5)		1,015,593
Directors’/Trustees’ fees (Note 5)		7,080
Auditing fees		33,900
Legal fees		13,495
Distribution services fee (Note 5)		616,931
Other service fees (Notes 2 and 5)		777,317
Portfolio accounting fees		189,256
Share registration costs		83,191
Printing and postage		100,427
Taxes		1,433
Miscellaneous (Note 5)		46,044
TOTAL EXPENSES		11,713,766
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,031,208)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(300,459)
Reduction of custodian fees (Note 6)	(1,252)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(1,332,919)
Net expenses			10,380,847
Net investment income			$5,522,752
Annual Shareholder Report
25

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $(44,048) on sales of investments in an affiliated holding*) and foreign currency transactions	$(6,727,112)
Net realized loss on foreign exchange contracts	(19,546)
Net realized gain on futures contracts	2,783,262
Realized gain distribution received from affiliated holding*	111
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(970) of investments in an affiliated holding*)	101,420,112
Net change in unrealized appreciation of futures contracts	(2,672,796)
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts and foreign currency transactions	94,784,031
Change in net assets resulting from operations	$100,306,783
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
26

Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,522,752	$24,754,072
Net realized gain (loss)	(3,963,285)	38,013,284
Net change in unrealized appreciation/depreciation	98,747,316	90,464,623
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	100,306,783	153,231,979
Distributions to Shareholders:
Class A Shares	(6,824,724)	(8,273,045)
Class B Shares	(171,869)	(220,176)
Class C Shares	(1,046,341)	(1,102,849)
Class R Shares	(813,718)	(886,863)
Institutional Shares	(16,621,236)	(26,296,619)
Class R6 Shares	(1,912,730)	(2,788,494)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,390,618)	(39,568,046)
Share Transactions:
Proceeds from sale of shares	158,818,352	250,802,955
Net asset value of shares issued to shareholders in payment of distributions declared	23,800,966	34,050,404
Cost of shares redeemed	(362,827,062)	(853,677,260)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(180,207,744)	(568,823,901)
Change in net assets	(107,291,579)	(455,159,968)
Net Assets:
Beginning of period	1,102,662,012	1,557,821,980
End of period	$995,370,433	$1,102,662,012
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
27

Notes to Financial Statements
November 30, 2020
1. Organization
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the names of the Corporation and Fund were Federated World Investment Series, Inc. and Federated International Leaders Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
28

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
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The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $1,332,919 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$336,425	$(114,118)
Class B Shares	15,416	(117)
Class C Shares	66,564	—
Class R Shares	91,164	(817)
Institutional Shares	493,703	(102,191)
Class R6 Shares	12,321	—
TOTAL	$1,015,593	$(217,243)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Hermes, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
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For the year ended November 30, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$628,244
Class B Shares	21,498
Class C Shares	127,575
TOTAL	$777,317
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country, currency and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
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At November 30, 2020, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $5,945,525. This is based on amounts held as of each month-end throughout the fiscal year.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements (“MNAs”), which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$17,452,025	$19,340,500
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Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2020, the Fund has no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(19,546)	$(19,546)
Equity contracts	$2,783,262	—	$2,783,262
TOTAL	$2,783,262	$(19,546)	$2,763,716

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(2,672,796)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30,	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	765,158	$25,752,833	1,087,090	$34,626,148
Shares issued to shareholders in payment of distributions declared	171,833	6,117,272	256,808	7,354,995
Shares redeemed	(2,141,878)	(70,123,448)	(3,555,595)	(113,594,334)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,204,887)	$(38,253,343)	(2,211,697)	$(71,613,191)

Year Ended November 30,	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,503	$78,387	3,057	$85,899
Shares issued to shareholders in payment of distributions declared	4,303	143,649	6,933	186,220
Shares redeemed	(121,635)	(3,648,218)	(209,469)	(6,321,291)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(114,829)	$(3,426,182)	(199,479)	$(6,049,172)
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Year Ended November 30,	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	76,463	$2,354,141	192,406	$5,617,368
Shares issued to shareholders in payment of distributions declared	29,154	969,360	38,049	1,018,964
Shares redeemed	(673,332)	(20,532,572)	(1,051,711)	(31,230,973)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(567,715)	$(17,209,071)	(821,256)	$(24,594,641)

Year Ended November 30,	2020		2019
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	156,813	$5,211,413	165,127	$5,242,490
Shares issued to shareholders in payment of distributions declared	22,015	779,997	28,575	814,670
Shares redeemed	(267,863)	(8,751,772)	(389,915)	(12,570,857)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(89,035)	$(2,760,362)	(196,213)	$(6,513,697)

Year Ended November 30,	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,297,577	$110,881,182	5,609,515	$175,843,892
Shares issued to shareholders in payment of distributions declared	397,129	14,133,837	774,705	22,179,796
Shares redeemed	(6,996,112)	(221,265,801)	(19,498,800)	(621,511,903)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(3,301,406)	$(96,250,782)	(13,114,580)	$(423,488,215)

Year Ended November 30,	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	429,072	$14,540,396	948,253	$29,387,158
Shares issued to shareholders in payment of distributions declared	46,619	1,656,851	87,295	2,495,759
Shares redeemed	(1,128,708)	(38,505,251)	(2,169,245)	(68,447,902)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(653,017)	$(22,308,004)	(1,133,697)	$(36,564,985)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,930,889)	$(180,207,744)	(17,676,922)	$(568,823,901)
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$27,390,618	$39,568,046
As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,468,684
Net unrealized appreciation	$207,952,941
Capital loss carryforwards	$(45,625,560)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2020, the cost of investments for federal tax purposes was $802,965,295. The net unrealized appreciation of investments for federal tax purposes was $207,753,626. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $250,016,711 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,263,085.
At November 30, 2020, the Fund had a capital loss carryforward of $45,625,560 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$45,625,560	$0	$45,625,560
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee, and/or reimburse other operating expenses. For the year ended November 30, 2020, the Adviser waived $1,012,656 of its fee and reimbursed $217,243 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2020, the Adviser reimbursed $18,552.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$64,495	$—
Class C Shares	385,998	—
Class R Shares	166,438	(83,216)
TOTAL	$616,931	$(83,216)
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For the year ended November 30, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2020, FSC retained $7,000 in sales charges from the sale of Class A Shares. FSC also retained $1,479, $16,790 and $1,518 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2020, FSSC received $39,552 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 2.08%, 2.07%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
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6. Expense reduction
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2020, the Fund’s expenses were reduced by $1,252 under these arrangements.
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$412,416,688
Sales	$571,083,844
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2020, the Fund had no outstanding loans. During the year ended November 30, 2020, the Fund did not utilize the LOC.
9. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2020, there were no outstanding loans. During the year ended November 30, 2020, the program was not utilized.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2020, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the year ended November 30, 2020, the Fund derived $1,575,208 of gross income from foreign sources and paid foreign taxes of $1,635,675.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Hermes World Investment series, inc. AND SHAREHOLDERS OF federated Hermes INTERNATIONAL LEADERS fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Leaders Fund (formerly, Federated International Leaders Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series, Inc.) (the “Corporation”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series, Inc.)) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 25, 2021
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$ 1,000.00	$1,243.20	$6.84
Class B Shares	$ 1,000.00	$1,238.20	$11.47
Class C Shares	$ 1,000.00	$1,238.80	$11.14
Class R Shares	$ 1,000.00	$1,242.30	$7.90
Institutional Shares	$ 1,000.00	$1,244.90	$5.39
Class R6 Shares	$ 1,000.00	$1,245.20	$5.16
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$ 1,000.00	$1,018.90	$6.16
Class B Shares	$ 1,000.00	$1,014.75	$10.33
Class C Shares	$ 1,000.00	$1,015.05	$10.02
Class R Shares	$ 1,000.00	$1,017.95	$7.11
Institutional Shares	$ 1,000.00	$1,020.20	$4.85
Class R6 Shares	$ 1,000.00	$1,020.40	$4.65
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.22%
Class B Shares	2.05%
Class C Shares	1.99%
Class R Shares	1.41%
Institutional Shares	0.96%
Class R6 Shares	0.92%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated International Leaders Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES INTERNATIONAL LEADERS FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
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throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board. Although the Board considered information comparing the Fund’s performance to that of the relevant Performance Peer Group, the Board concluded that, in light of the recent changes to the Fund, additional time is required to evaluate the Adviser’s performance in managing the Fund under its new mandate.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated
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Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability
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information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised
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to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Leaders Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Leaders Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2020

Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated Hermes International Small-Mid Company Fund
(formerly, Federated International Small-Mid Company Fund)
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
(formerly, Federated World Investment Series, Inc.)
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2019 through November 30, 2020.
While Covid-19 continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2020 was 26.89%, 25.91% and 27.15% for Class A, Class C and Institutional Shares, respectively. The total return of the Morgan Stanley Capital International All Country World Index ex USA SMID Cap Index (the “MSCI Index”),1 the Fund’s broad-based securities market index, was 9.97% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI Index was security selection. The following discussion will focus on the performance of the Fund’s Institutional Shares.
MARKET OVERVIEW
Global equity markets2 were mixed during the reporting period, and major indices, such as the MSCI EAFE3 and MSCI Emerging Markets Index,4 rose 6.37% and 18.43%, respectively. Performance varied widely following an uneven recovery from the Covid-19 pandemic.
The year began on a positive note as ongoing geopolitical tensions began to subside. With the signing of a Phase-1 agreement between the U.S. and China, a path to a trade deal came into sight after two years of on-again, off-again negotiations. The agreement came at a crucial time as China faced decelerating economic growth due to the softening of global trade. In the U.K, Prime Minister Boris Johnson decidedly won a snap election renewing hope for a successful conclusion to nearly four years of Brexit (the U.K. leaving the European Union) negotiations. Outside the U.S., where a strong labor market led to growth in consumer spending and a continued economic expansion, major global economies showed signs of recovering. European manufacturing began to stabilize following declines in trade. In Japan, Prime Minister Abe announced the first fiscal stimulus in over three years to mitigate an economic slowdown and a recent tax increase. Early reports of a new strain of Coronavirus grew quickly from being a local problem confined to China to a global pandemic on a scale not seen in over a century. Initial government responses were insufficient to halt the spread of the Covid-19 virus forcing entire economies to shut down in hopes of “flattening the curve” and relieving overwhelmed healthcare systems. With manufacturing and consumption coming to an abrupt stop, equity markets retreated as the consequences of a shutdown began to materialize. Energy demand plummeted as did energy prices. The futures price of crude oil briefly fell into negative territory in May, exacerbated by a price war initiated by Saudi Arabia.
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The Phase-1 trade agreement signed in December between the U.S. and China proved to be a short-lived victory. As the Lunar New Year approached, the rapid spread of Covid-19 resulted in a quarantine of the entire Hubei Province impacting 60 million people, preempting the Lunar New Year celebrations. Supply chains were essentially shut down, halting China’s economy, with February’s industrial production down -13% and retail sales crumbling by -20.5%. However, by March, PMI data indicated that manufacturing started to show some signs of an initial recovery. China’s Central Bank, the PBOC, cut its target 7-day reverse repurchase rate twice during the first quarter with its March cut reducing the rate to 2.2%, its largest cut in five years. Following two months of severe lockdown conditions, an easing of restrictions paved the way for a recovery. China was among the first to emerge as manufacturing quickly bounced back and approached pre-Covid-levels by mid-year, despite lingering concerns over the virus’ spread. Though a slowdown in retail sales persisted, industrial output continued its expansion and improvements in manufacturing and services suggested the recovery remained on track. An improvement in imports also hinted at a return of global demand. In October, China concluded its 5th plenum of the 19th Party Congress. The plenum fell short of stating economic targets but did emphasize the need for technology independence, green energy and higher quality growth.
In Japan, the Covid-19 outbreak further weakened an already struggling economy suffering from the impact of 2019’s sales tax hike and natural disasters. Stabilizing PMI numbers fell as the Manufacturing and Service Sectors were hit by plummeting exports, non-existent tourism and supply chain disruptions. In the first quarter, the Tankan Survey fell to its lowest level since 2013. Although trying to remain optimistic, Prime Minster Abe and the International Olympic Committee eventually conceded to postponing the 2020 Olympic Games by one year. After weeks of not declaring the pandemic a national emergency, Abe finally announced in late March a ¥60 trillion ($556 million) stimulus package. The package included ¥10 trillion in government spending and ¥10 trillion, or the equivalent of a 5 percentage point cut in the sales tax rate, to be handed out to the public in a combination of direct cash, subsidies and coupons. Citing health reasons, Abe announced his resignation in September and was replaced by Yoshihide Suga. Prime Minister Suga committed to following Abe’s economic policies, known as Abenomics, and took the reins as Japan’s economy showed signs of improvement. Following a -20.5% drop in the second quarter, industrial production increased each month starting in June. Trade data for August showed signs of improvement as exports to China accelerated. November’s Tankan Survey revealed that Japanese manufactures were the most optimistic in nine months.
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Already struggling with weak global trade and contractions in manufacturing and services, the onset of Covid-19 was a major setback for European economies which had begun to experience small improvements. Consumption and employment weakened significantly as all business activity was halted. As March drew to a close, the European Central Bank (ECB) ordered Eurozone banks to freeze dividend payments until at least October 2020 and to cease share buybacks in order to avert a Covid-induced credit crunch. The freeze on distributing capital to investors was expected to boost the banks’ capacity to absorb losses and support lending to households, small businesses and corporates during the pandemic. Following April’s trough, activity gained momentum with manufacturing output and consumer confidence clearly recovering above the levels reached during the lockdowns. After holding off on additional stimulus in April, the ECB took a “whatever it takes” stance and expanded its stimulus program. In early June, it added €600 billion to its Pandemic Emergency Purchase Programme (PEPP) increasing the total package to €1.35 trillion, €100 billion more than expected, and extended the horizon for net purchases of bonds until at least June 2021. Additional programs within member states, including France and Germany, were announced adding more stimulus to support the recovery. However, disagreements among the member states threatened to delay the passing of the European Union’s €1.8 trillion budget and stimulus package in the third quarter. The disagreements came at a time when the risk of a second wave of Covid-19 infections threatened the economic recovery and increased the likelihood of renewed restrictions. Weak consumer demand across the E.U. raised the need for additional stimulus. Germany reported a worse than expected drop in inflation of -0.4%, the largest decline in over five years. Industrial production continued to improve off of the April low, although the pace of improvement slowed to +1.2% in July. In September, rising unemployment pushed France’s President Macron to launch an additional €100 billion stimulus package, one of the largest in French history. Rather than distribute emergency funding, the stimulus was directed at investments in infrastructure, green energy and job training. Following a Covid-19 resurgence, a new set of lockdowns, although less restrictive, were introduced across Europe late in the year threatening to stifle the recovery and forcing extensions of public support programs.
After three and a half years, the U.K. ratified its withdrawal agreement from the European Union thus beginning the process of moving beyond Brexit. The next phase included trade negotiations and was complicated by the onset of the pandemic as attention quickly shifted from Brexit to pandemic response. The Bank of England announced an emergency -0.50% rate cut in March with an additional -0.15% cut only two weeks later while Prime Minister Boris Johnson issued approximately £500 billion of stimulus. Early data indicated some success with a rebound across most sectors and a surge in manufacturing. Additional emergency support measures were announced during the third
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quarter, while existing ones that targeted job growth and help for small businesses were extended. A new national lockdown was announced on November 5th due to a resurgence of Covid-19 cases, prompting Bank of England policymakers to announce an additional £150 billion of liquidity to keep borrowing costs low. Clouding the recovery were still unresolved Brexit negotiations which showed no signs of a pending compromise.
Political tensions dominated the U.S. throughout much of the year. Beginning in January, tensions with Iran escalated following a U.S. airstrike which resulted in the death of Iranian General Suleimani and a subsequent retaliatory strike on a U.S. airbase. While tensions quickly deescalated, the national attention shifted to President Trump’s impeachment trial which concluded with a Senate acquittal. This was immediately followed by a rise in Covid-19 infections and statewide lockdowns. Nationally the pandemic response was uneven with lockdowns and re-openings largely uncoordinated between different states. At the peak of the crisis, an estimated 40 million Americans were unemployed. Massive fiscal and monetary stimulus amounted to $10 trillion or 45% of GDP. In the midst of struggling with the spread of Covid-19, social unrest spread throughout major U.S. cities to address and raise awareness of racial inequality. Despite the turmoil, the economy started to recover. Unemployment fell from 14.7% in April to 6.9% in November. While manufacturing improved from depressed levels, gains varied by sector with technology leading the way. The arrival of the second wave of the pandemic threatened the economic recovery but did not deter voters in November’s Presidential election, which saw a record voter turnout both in total votes and number of votes cast via mail-in ballots. The election, which was contentious at times, was won by former Vice President Joe Biden and his running mate Kamala Harris.
Pharmaceutical companies Pfizer Inc. and Moderna Inc. (both not held by the Fund) offered a glimmer of hope in an otherwise challenging year. In mid-November, both companies announced two vaccine candidates with mass vaccination rollouts starting within weeks.
Fund Performance
During the reporting period, the Fund’s gains versus the MSCI Index came primarily from positive stock selection. The Fund outperformed nine of the eleven GICS sectors with stock selection driving outperformance within seven of the sectors. Stock selection was exceptionally strong in the Consumer Discretionary, Health Care and Communication Services sectors during the reporting period.
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Stock selection within the Consumer Discretionary sector was the Fund’s largest contributor. Several holdings benefited from incremental demand spurred by changes in consumers’ habits induced by the Covid-19 pandemic. Shares of Delivery Hero SE outperformed as consumers increasingly turned to food delivery in response to shelter-in-place orders. Farfetch Limited saw heightened engagement with its online luxury platform as consumers shifted spending away from experiences and towards material items like luxury goods. The company also announced an online partnership with Alibaba Group Holding and Compagnie Financiere Richemont SA (both not held by the Fund) that will enable the company to increase penetration in China and this acted as a positive catalyst for shares. Evolution Gaming Group AB similarly gained on the back of stay-at-home trends as the company is the global leader in live casino gaming. Penetration rates for the online gaming category were pulled forward due to lockdowns enacted to control the pandemic, which accelerated the company’s already rapid growth rates.
The Fund also benefited from positive stock selection in the Healthcare sector. Lonza Group AG has seen continued strong demand for its biologics manufacturing capabilities and struck a contract to manufacture the Covid-19 vaccine developed by Moderna Inc which acted as a catalyst during the period. Tecan Group AG outperformed as the company is exposed to attractive end markets in laboratory automation and the Covid-19 pandemic drove increased levels of demand. Shares of Argenx SE outperformed as the biotech company released positive registration data that demonstrated progress towards its first-to-market strategy for a treatment addressing a rare autoimmune disease.
Within the Fund’s Communication Services holdings, shares of Sea LTD outperformed substantially and was the Fund’s largest individual contributor. Stay-at-home trends boosted Sea LTD’s gaming and e-Commerce businesses which operate predominately in Southeast Asia. In the Telecommunications subsector, shares of Cellnex Telecom S.A. outperformed as the company successfully executed on its roll-up strategy and the launch of 5G.
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The Fund’s only key detractor was the Materials sector as adverse stock selection and the Fund’s underweight position both contributed to relative underperformance. In terms of positioning, the Fund has a considerable underweight to the Metals & Mining subsector, which after years of underperformance, outperformed – first driven by a rally in the price of gold followed by other metals as the market began to position for a cyclical recovery. The Fund increased its exposure to cyclicals, moving from a large underweight in Industrials to a neutral position, but Fund management decided to stick with a large underweight to Miners as the majority of these businesses did not meet the Fund’s investment criteria. The sector’s negative stock selection is primarily attributed to Nippon Sanso Holdings Corporation, a Japan-based multinational industrial gas business. The stock underperformed due to concerns over the cyclical nature of its end markets along with a highly levered balance sheet following the $6 billion dollar acquisition of the Europe business of Praxair International Inc (not held by the Fund) in 2018.
1
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
4
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Small-Mid Company Fund (the “Fund”) from November 30, 2010 to November 30, 2020, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2020
◼ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
◼ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
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Average Annual Total Returns for the Period Ended 11/30/2020
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	19.91%	8.53%	7.95%
Class C Shares	24.91%	8.90%	7.70%
Institutional Shares	27.15%	9.99%	8.77%
MSCI Index	9.97%	7.46%	5.88%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2020, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	16.9%
United Kingdom	11.3%
France	8.7%
Canada	7.7%
Switzerland	4.8%
Germany	4.5%
Brazil	4.2%
Netherlands	4.0%
Sweden	3.0%
Italy	2.9%
Spain	2.8%
Denmark	2.6%
Australia	2.2%
Ireland	2.2%
Poland	2.1%
Finland	1.8%
China	1.8%
Hong Kong	1.6%
United States	1.5%
Argentina	1.2%
Israel	1.2%
Norway	1.1%
New Zealand	1.0%
Mexico	1.0%
Luxembourg	0.9%
Taiwan	0.8%
Austria	0.8%
United Arab Emirates	0.6%
Singapore	0.5%
Thailand	0.4%
Russia	0.4%
Securities Lending Collateral[2]	0.5%
Cash Equivalents[3]	3.7%
Other Assets and Liabilities—Net[4]	(0.7)%
TOTAL	100.0%
Annual Shareholder Report
9

At November 30, 2020, the Fund’s sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	20.2%
Information Technology	18.5%
Consumer Discretionary	15.6%
Health Care	10.1%
Financials	8.3%
Materials	6.3%
Consumer Staples	6.3%
Communication Services	5.9%
Real Estate	2.6%
Utilities	1.8%
Energy	0.9%
Securities Lending Collateral[2]	0.5%
Cash Equivalents[3]	3.7%
Other Assets and Liabilities—Net[4]	(0.7)%
TOTAL	100.0%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
10

Portfolio of Investments
November 30, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—96.5%
		Argentina—1.2%
1,200	[1]	Mercadolibre, Inc.	$1,863,996
		Australia—2.2%
43,000		Appen Ltd.	996,994
120,000		Brambles Ltd.	965,966
95,000		DEXUS Property Group	681,145
250,000		Hansen Technologies Ltd.	697,776
		TOTAL	3,341,881
		Austria—0.8%
40,000	[1]	Erste Group Bank AG	1,147,478
		Brazil—4.2%
38,000	[1]	Afya Ltd	1,007,760
52,500		Localiza Rent A Car SA	658,430
17,500	[1]	PagSeguro Digital Ltd.	828,800
16,000	[1]	StoneCo Ltd.	1,171,520
225,000		Totvs SA	1,150,745
50,000	[1]	Vasta Platform Ltd.	690,000
21,000	[1]	XP Inc.	861,210
		TOTAL	6,368,465
		Canada—7.7%
30,000		Allied Properties REIT	942,943
70,000		CAE, Inc.	1,693,540
1,100		Constellation Software, Inc.	1,362,215
31,000		Dollarama, Inc.	1,268,930
33,000	[2]	Gildan Activewear, Inc.	862,925
9,500	[1]	Kinaxis, Inc.	1,432,205
35,000	[1]	Lightspeed POS, Inc.	1,819,935
17,308	[1]	Nuvei Corp.	813,476
52,000		The North West Company Fund	1,345,345
		TOTAL	11,541,514
		China—1.8%
160,000	[1]	Ming Yuan Cloud Group Holdings Ltd.	806,478
50,000	[1]	Oneconnect Financial Technology Co., Ltd., ADR	1,011,000
380,000		TravelSky Technology Ltd.	862,007
		TOTAL	2,679,485
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Denmark—2.6%
11,000	[1]	Chr.Hansen Holding	$1,065,615
5,600	[1]	Genmab A/S	2,151,808
18,000		Topdanmark A/S	763,080
		TOTAL	3,980,503
		Finland—1.8%
154,393		Metso Outotec Ojy	1,378,539
20,000		Neste Oyj	1,333,388
		TOTAL	2,711,927
		France—8.7%
23,000	[1]	Accor SA	791,676
23,400	[1]	Alstom SA	1,244,177
18,000	[1]	Amundi SA	1,430,841
14,000		Capgemini SE	1,934,838
17,000		Edenred	969,493
36,000	[1]	JC Decaux SA	809,225
25,000		Rubis SCA	1,067,174
57,000		STMicroelectronics N.V.	2,219,056
5,000		Teleperformance	1,661,757
11,000	[1]	UbiSoft Entertainment SA	1,046,956
		TOTAL	13,175,193
		Germany—4.5%
15,000	[1]	CTS Eventim AG	907,284
13,500	[1]	Delivery Hero SE	1,627,837
15,000		HeidelbergCement AG	1,065,707
19,604		Rheinmetall AG	1,742,418
11,000		Symrise AG	1,376,673
		TOTAL	6,719,919
		Hong Kong—1.6%
43,000		Melco Resorts & Entertainment, ADR	779,590
125,000		Techtronic Industries Co.	1,605,363
		TOTAL	2,384,953
		Ireland—2.2%
8,200	[1]	ICON PLC	1,598,016
38,922		Smurfit Kappa Group PLC	1,655,802
		TOTAL	3,253,818
		Israel—1.2%
5,000	[1]	NICE Ltd., ADR	1,218,600
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Israel—continued
82,000	[1]	Tufin Software Technologies Ltd.	$638,780
		TOTAL	1,857,380
		Italy—2.9%
90,000		Davide Campari-Milano NV	1,039,508
50,000	[1]	Gvs S.P.A.	790,675
115,000		Mediobanca Spa	1,017,519
80,000	[1]	Nexi SpA	1,501,385
		TOTAL	4,349,087
		Japan—16.9%
17,400		Daifuku Co.	2,016,532
4,600		Disco Corp.	1,466,943
17,800		Horiba Ltd.	948,598
1,720		Japan Hotel REIT Investment Corp.	841,178
18,000		Jin Co. Ltd.	1,221,529
42,200		Kanamoto Co. Ltd.	878,782
18,000		Kikkoman Corp.	1,112,920
12,600		Kusuri No Aoki Holdings Co. Ltd.	1,048,716
36,000		Nabtesco Corp.	1,477,269
20,000		Nidec Corp.	2,534,834
73,000		Nippon Sanso Holdings Corp.	1,210,637
80,000		Nippon Zeon Co.	990,167
12,500		Nissin Foods Holdings Co. Ltd.	1,032,661
8,000		Nitori Holdings Co., Ltd.	1,701,689
75,000		Pan Pacific International Holdings Corp.	1,776,499
38,000	[1]	Park 24 Co. Ltd.	562,080
9,000		Rohm Co. Ltd.	746,062
25,000		Shoei Co. Ltd.	860,493
10,000		Technopro Holdings, Inc.	837,483
34,800		THK Co. Ltd.	1,076,141
20,000		Yamaha Corp.	1,133,134
		TOTAL	25,474,347
		Luxembourg—0.9%
17,000	[1]	Eurofins Scientific SE	1,377,424
		Mexico—1.0%
140,000	[1]	Grupo Aeroportuario del Pacifico SA, Class B	1,435,104
		Netherlands—4.0%
8,500	[1]	Argenx SE, ADR	2,437,970
Annual Shareholder Report
13

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Netherlands—continued
12,500		Euronext NV	$1,324,942
5,000		IMCD Group NV	624,828
23,000		NN Group NV	931,832
14,700	[1]	UniQure N.V.	706,776
		TOTAL	6,026,348
		New Zealand—1.0%
16,000	[1]	Xero Ltd.	1,558,418
		Norway—1.1%
28,600	[1]	Schibsted A/S	1,170,010
13,000		Tomra Systems ASA	557,880
		TOTAL	1,727,890
		Poland—2.1%
60,000	[1]	Allegro	1,232,003
28,000	[1]	Dino Polska SA	1,877,316
		TOTAL	3,109,319
		Russia—0.4%
25,000		HeadHunter Group PLC, ADR	610,250
		Singapore—0.5%
108,000		Singapore Exchange Ltd.	716,130
		Spain—2.8%
22,000		Cellnex Telecom S.A.	1,385,580
62,000		Cia de Distribucion Integral Logista Holdings SA	1,135,283
80,000		EDP Renovaveis SA	1,691,462
		TOTAL	4,212,325
		Sweden—3.0%
32,000		Evolution Gaming Group AB	2,741,117
65,000	[1]	Nordnet AB publ	782,101
30,000	[1]	Thule Group AB/The	1,011,486
		TOTAL	4,534,704
		Switzerland—4.8%
44,000		Coca-Cola HBC AG	1,266,307
20,882		Julius Baer Gruppe AG	1,203,196
3,998		Lonza Group AG	2,503,075
5,055		Tecan AG	2,217,821
		TOTAL	7,190,399
		Taiwan—0.8%
7,000	[1]	Sea Ltd., ADR	1,262,590
Annual Shareholder Report
14

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Thailand—0.4%
400,000		Central Pattana PCL, GDR	$664,617
		United Arab Emirates—0.6%
250,000	[1]	Network International Holdings Ltd.	901,129
		United Kingdom—11.3%
45,000		Anglo American PLC	1,329,428
38,000		Ashtead Group PLC	1,607,047
150,000		B&M European Value Retail SA	954,892
10,000		Croda International PLC	794,364
33,000		Dechra Pharmaceutical PLC	1,479,199
35,000	[1]	Farfetch Ltd.	1,912,750
23,000		Fevertree Drinks PLC	708,310
140,000	[1]	Howden Joinery Group PLC	1,174,145
11,383		London Stock Exchange Group PLC	1,228,253
100,000	[2]	Manchester United PLC- CL A	1,549,000
470,000	[1]	Melrose Industries PLC	964,525
123,450	[1]	PageGroup PLC	680,605
85,000	[1]	Rightmove PLC	709,216
85,000		St. James’s Place Capital PLC	1,153,722
63,000	[1]	Unite Group PLC	828,962
		TOTAL	17,074,418
		United States—1.5%
12,000		Ferguson PLC	1,344,225
19,000	[1]	Mimecast Ltd.	854,620
		TOTAL	2,198,845
		TOTAL COMMON STOCKS (IDENTIFIED COST $97,960,833)	145,449,856
		INVESTMENT COMPANIES—4.2%
698,686		Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[3]	698,686
5,681,407		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08%[3]	5,683,680
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $6,381,482)	6,382,366
		TOTAL INVESTMENT IN SECURITIES—100.7% (IDENTIFIED COST $104,342,315)[4]	151,832,222
		OTHER ASSETS AND LIABILITIES - NET—(0.7)%[5]	(1,083,073)
		TOTAL NET ASSETS—100%	$150,749,149
Annual Shareholder Report
15

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended November 30, 2020, were as follows:
UniQure N.V.
Health Care
Value as of 11/30/2019	$667,920
Purchases at Cost	116,461
Proceeds from Sales	—
Change in Unrealized Appreciation/Depreciation	(77,605)
Net Realized Gain/(Loss)	—
Value as of 11/30/2020	$706,776
Shares Held as of 11/30/2020	14,700
Dividend Income	$—
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated holdings during the period ended November 30, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2019	$—	$2,257,509	$2,257,509
Purchases at Cost	$12,549,897	$35,210,684	$47,760,581
Proceeds from Sales	$(11,851,211)	$(31,782,173)	$(43,633,384)
Change in Unrealized Appreciation/Depreciation	N/A	$(66)	$(66)
Net Realized Gain/(Loss)	N/A	$(2,274)	$(2,274)
Value as of 11/30/2020	$698,686	$5,683,680	$6,382,366
Shares Held as of 11/30/2020	698,686	5,681,407	6,380,093
Dividend Income	$715	$30,166	$30,881
*
All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1
Non-income-producing security.
2
All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3
7-day net yield.
4
The cost of investments for federal tax purposes amounts to $104,433,459.
5
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Annual Shareholder Report
16

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$854,620	$—	$—	$854,620
International	34,934,401	109,660,835	—	144,595,236
Investment Companies	6,382,366	—	—	6,382,366
TOTAL SECURITIES	$42,171,387	$109,660,835	$—	$151,832,222
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements.
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.42	$35.18	$41.98	$31.51	$39.32
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	0.02	(0.10)	0.02	0.05
Net realized and unrealized gain (loss)	9.26	4.57	(4.10)	10.74	(3.59)
TOTAL FROM INVESTMENT OPERATIONS	9.15	4.59	(4.20)	10.76	(3.54)
Less Distributions:
Distributions from net investment income	(0.07)	(0.33)	—	—	(0.16)
Distributions from net realized gain	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
TOTAL DISTRIBUTIONS	(1.72)	(4.36)	(2.61)	(0.29)	(4.27)
Redemption Fees	—	0.01	0.01	0.00[2]	0.00[2]
Net Asset Value, End of Period	$42.85	$35.42	$35.18	$41.98	$31.51
Total Return[3]	26.89%	16.46%	(10.71)%	34.46%	(10.16)%
Ratios to Average Net Assets:
Net expenses[4]	1.39%	1.86%	1.86%	1.85%	1.76%
Net investment income (loss)	(0.31)%	0.07%	(0.25)%	0.05%	0.16%
Expense waiver/reimbursement[5]	0.39%	0.21%	0.15%	0.15%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$92,985	$82,007	$84,786	$102,872	$90,508
Portfolio turnover	31%	30%	28%	42%	39%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.25	$27.13	$33.22	$25.19	$32.36
Income From Investment Operations:
Net investment income (loss)[1]	(0.28)	(0.17)	(0.21)	(0.21)	(0.17)
Net realized and unrealized gain (loss)	6.74	3.30	(3.28)	8.53	(2.89)
TOTAL FROM INVESTMENT OPERATIONS	6.46	3.13	(3.49)	8.32	(3.06)
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
TOTAL DISTRIBUTIONS	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
Redemption Fees	—	0.02	0.01	0.00[2]	0.00[2]
Net Asset Value, End of Period	$31.06	$26.25	$27.13	$33.22	$25.19
Total Return[3]	25.91%	15.55%	(11.44)%	33.41%	(10.89)%
Ratios to Average Net Assets:
Net expenses[4]	2.17%	2.66%	2.66%	2.65%	2.56%
Net investment income (loss)	(1.08)%	(0.72)%	(0.68)%	(0.73)%	(0.64)%
Expense waiver/reimbursement[5]	0.37%	0.16%	0.09%	0.11%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,693	$4,589	$5,351	$15,937	$17,028
Portfolio turnover	31%	30%	28%	42%	39%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.34	$35.99	$42.81	$32.06	$39.95
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	0.09	(0.00)[2]	0.07	0.12
Net realized and unrealized gain (loss)	9.50	4.69	(4.22)	10.97	(3.66)
TOTAL FROM INVESTMENT OPERATIONS	9.47	4.78	(4.22)	11.04	(3.54)
Less Distributions:
Distributions from net investment income	(0.14)	(0.41)	—	—	(0.24)
Distributions from net realized gain	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
TOTAL DISTRIBUTIONS	(1.79)	(4.44)	(2.61)	(0.29)	(4.35)
Redemption Fees	—	0.01	0.01	0.00[2]	0.00[2]
Net Asset Value, End of Period	$44.02	$36.34	$35.99	$42.81	$32.06
Total Return[3]	27.15%	16.71%	(10.54)%	34.75%	(10.00)%
Ratios to Average Net Assets:
Net expenses[4]	1.13%	1.66%	1.66%	1.65%	1.56%
Net investment income (loss)	(0.07)%	0.27%	(0.01)%	0.18%	0.34%
Expense waiver/reimbursement[5]	0.37%	0.16%	0.10%	0.10%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,072	$26,017	$32,480	$46,428	$31,981
Portfolio turnover	31%	30%	28%	42%	39%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Investment in securities, at value including $663,383 of securities loaned and $6,382,366 and $706,776 of investment in affiliated holdings* and an affiliated company, respectively (identified cost $104,342,315)		$151,832,222
Cash denominated in foreign currencies (identified cost $52,148)		52,469
Receivable for shares sold		345,760
Income receivable		295,520
Income receivable from affiliated holding		952
TOTAL ASSETS		152,526,923
Liabilities:
Payable for collateral due to broker for securities lending	$698,686
Payable for investments purchased	594,831
Payable for shares redeemed	268,269
Payable for portfolio accounting fees	71,156
Payable for auditing fees	33,900
Payable for other service fees (Notes 2 and 5)	21,185
Payable for distribution services fee (Note 5)	2,808
Payable for investment adviser fee (Note 5)	2,314
Payable for administrative fee (Note 5)	851
Accrued expenses (Note 5)	83,774
TOTAL LIABILITIES		1,777,774
Net assets for 3,526,707 shares outstanding		$150,749,149
Net Assets Consists of:
Paid-in capital		$94,262,177
Total distributable earnings (loss)		56,486,972
TOTAL NET ASSETS		$150,749,149
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($92,984,531 ÷ 2,169,990 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$42.85
Offering price per share (100/94.50 of $42.85)	$45.34
Redemption proceeds per share	$42.85
Class C Shares:
Net asset value per share ($4,692,739 ÷ 151,079 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$31.06
Offering price per share	$31.06
Redemption proceeds per share (99.00/100 of $31.06)	$30.75
Institutional Shares:
Net asset value per share ($53,071,879 ÷ 1,205,638 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$44.02
Offering price per share	$44.02
Redemption proceeds per share	$44.02
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Dividends (including $30,166 received from an affiliated holding* and net of foreign taxes withheld of $134,039)			$1,235,866
Net income on securities loaned (includes $715 earned from an affiliated holding* related to cash collateral balances)			2,592
TOTAL INCOME			1,238,458
Expenses:
Investment adviser fee (Note 5)		$1,131,720
Administrative fee (Note 5)		90,539
Custodian fees		52,235
Transfer agent fees		156,960
Directors’/Trustees’ fees (Note 5)		2,848
Auditing fees		33,900
Legal fees		8,789
Distribution services fee (Note 5)		83,856
Other service fees (Notes 2 and 5)		154,116
Portfolio accounting fees		142,356
Share registration costs		54,516
Printing and postage		36,820
Miscellaneous (Note 5)		38,743
TOTAL EXPENSES		1,987,398
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(426,901)
Waiver of other operating expenses	(10,386)
TOTAL WAIVERS AND REIMBURSEMENT		(437,287)
Net expenses			1,550,111
Net investment income (loss)			(311,653)
Annual Shareholder Report
23

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of $(2,274) on sales of investments in an affiliated holding) and foreign currency transactions	$9,640,553
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(66) and $(77,605) of investments in an affiliated holding* and an affiliated company,* respectively)	19,885,796
Net realized and unrealized gain (loss) on investments and foreign currency transactions	29,526,349
Change in net assets resulting from operations	$29,214,696
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(311,653)	$96,033
Net realized gain	9,640,553	5,248,009
Net change in unrealized appreciation	19,885,796	11,279,796
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,214,696	16,623,838
Distributions to Shareholders:
Class A Shares	(3,955,262)	(10,337,067)
Class C Shares	(287,137)	(767,281)
Institutional Shares	(1,291,768)	(3,680,993)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,534,167)	(14,785,341)
Share Transactions:
Proceeds from sale of shares	27,998,226	5,522,248
Net asset value of shares issued to shareholders in payment of distributions declared	5,151,515	13,746,452
Cost of shares redeemed	(18,694,189)	(31,147,564)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14.455.552	(11,878,864)
Redemption fees	—	36,562
Change in net assets	38,136,081	(10,003,805)
Net Assets:
Beginning of period	112,613,068	122,616,873
End of period	$150,749,149	$112,613,068
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
November 30, 2020
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
Prior to June 29, 2020, the names of the Corporation and Fund were Federated World Investment Series, Inc. and Federated International Small-Mid Company Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
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that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursement of $437,287 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$143,474
Class C Shares	10,642
TOTAL	$154,116
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the
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market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$663,383	$698,686
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2020, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	70,967	$2,599,760	73,434	$2,284,468
Shares issued to shareholders in payment of distributions declared	101,900	3,595,046	337,770	9,396,766
Shares redeemed	(317,839)	(10,985,223)	(506,191)	(16,237,576)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(144,972)	$(4,790,417)	(94,987)	$(4,556,342)

Year Ended November 30	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	26,141	$665,044	34,314	$816,799
Shares issued to shareholders in payment of distributions declared	10,816	278,501	35,874	745,102
Shares redeemed	(60,665)	(1,493,855)	(92,586)	(2,245,868)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(23,708)	$(550,310)	(22,398)	$(683,967)

Year Ended November 30	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	633,013	$24,733,422	72,469	$2,420,981
Shares issued to shareholders in payment of distributions declared	35,342	1,277,968	126,521	3,604,584
Shares redeemed	(178,660)	(6,215,111)	(385,471)	(12,664,120)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	489,695	$19,796,279	(186,481)	$(6,638,555)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	321,015	$14,455,552	(303,866)	$(11,878,864)
Redemption Fees
Prior to October 31, 2019, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Class A Shares, Class C Shares and Institutional Shares who redeemed shares held for 30 days or less. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2019, redemption fees for Class A Shares, Class C Shares and Institutional Shares amounted to $22,655, $4,284 and $9,623, respectively.
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$954,266	$1,108,678
Long-term capital gains	$4,579,901	$13,676,663
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$949,926
Undistributed long-term capital gains	$8,130,244
Net unrealized appreciation	$47,406,802
2
For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.
At November 30, 2020, the cost of investments for federal tax purposes was $104,433,459. The net unrealized appreciation of investments for federal tax purposes was $47,398,763. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,188,220 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,789,457.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to March 1, 2020, the Fund and the Advisor provided for an annual fee equal to 1.25% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the Adviser voluntarily waived $423,267 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2020, the Adviser reimbursed $3,634.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
For the period March 1, 2020 to November 30, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Prior to March 1, 2020, the Fund’s Class A Shares could incur distribution services fees of up to 0.25% of its average daily net assets.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$51,931	$(10,386)
Class C Shares	31,925	—
TOTAL	$83,856	$(10,386)
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When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2020, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2020, FSC retained $670 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended November 30, 2020, FSSC received $8,010 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective March 1, 2020, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.98% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) March 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to March 1, 2020, the Fee Limits disclosed above for the referenced share classes were 1.86%, 2.66%, and 1.66%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$39,863,552
Sales	$34,293,903
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7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2020, the Fund had no outstanding loans. During the year ended November 30, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2020, there were no outstanding loans. During the year ended November 30, 2020, the program was not utilized.
10. Other matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2020, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
For the year ended November 30, 2020, the amount of long-term capital gains designated by the Fund was $4,579,901.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Hermes World Investment serieS inc. AND SHAREHOLDERS OF federated Hermes INTERNATIONAL small-mid company fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Small-Mid Company Fund (formerly, Federated International Small-Mid Company Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series, Inc.) (the “Corporation”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (formerly, Federated World Investment Series, Inc.)) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 25, 2021
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,279.90	$7.01
Class C Shares	$1,000	$1,275.00	$11.32
Institutional Shares	$1,000	$1,281.10	$5.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.85	$6.21
Class C Shares	$1,000	$1,015.05	$10.02
Institutional Shares	$1,000	$1,020.05	$5.00
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.23%
Class C Shares	1.99%
Institutional Shares	0.99%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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45

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated International Small-Mid Company Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
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throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year and three-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the five-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense
Annual Shareholder Report
52

Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In 2019, the Board approved a reduction of 35 basis points in the contractual advisory fee.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be
Annual Shareholder Report
53

compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report
54

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report
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management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
56

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Small-Mid Company Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on
Annual Shareholder Report
57

December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
58

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
59

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Small-Mid Company Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $100,700

Fiscal year ended 2019 - $104,500

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $48,613 and $30,510 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $90,160

Fiscal year ended 2019 - $646,396

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021